                                                       REGISTRATION NO. 2-74667
                                                     REGISTRATION NO. 811-03301
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                          REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933      [_]
                        PRE-EFFECTIVE AMENDMENT NO.
                      POST-EFFECTIVE AMENDMENT NO. 46    [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940  [_]
                              AMENDMENT NO. 48           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                           SEPARATE ACCOUNT NO. 301
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
      DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-(800) 248-2138

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                  (NAMES AND ADDRESSES OF AGENTS FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 30, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in separate account under variable annuity contracts.

================================================================================

AXA Equitable's 300+ Series

Certificates under Group Annuity Contracts


PROSPECTUS DATED MAY 1, 2012


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your Certificate. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

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This prospectus is a disclosure document and describes all of the Certificate's material features, benefits, rights and obligations, as well as other information. The description of the Certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Certificate are changed after the date of this prospectus in accordance with the Certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The Certificate should be read carefully. You have the right to cancel the Certificate within a certain number of days after receipt of the Certificate. You should read this prospectus in conjunction with any applicable supplements.

WHAT IS AXA EQUITABLE'S 300+ SERIES?

AXA Equitable's 300+ Series Certificates are group annuity contracts/(1)/ issued by AXA Equitable Life Insurance Company ("AXA Equitable"). They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment options ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in AXA Equitable's 300+ Series.


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 INVESTMENT OPTIONS
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 ASSET ALLOCATION
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AXA Moderate Allocation/(2)/
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 CASH EQUIVALENTS
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EQ/Money Market                        Guaranteed Rate Accounts
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 INTERNATIONAL STOCKS
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EQ/International Equity Index          EQ/International Value PLUS
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 BONDS
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EQ/Intermediate Government Bond/(3)/   Multimanager Multi-Sector Bond
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 LARGE CAP BLEND
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EQ/Capital Guardian Research           EQ/Equity 500 Index
EQ/Common Stock Index
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 LARGE CAP GROWTH
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EQ/Large Cap Growth Plus               Multimanager Aggressive Equity
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 LARGE CAP VALUE
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EQ/Large Cap Value PLUS
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 SMALL CAP VALUE
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Multimanager Small Cap Value
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 SPECIALTY
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Multimanager Technology
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(1)In certain states the 300+ Series contracts are individual contracts.
(2)This investment option may be referred to as an "AXA Allocation Portfolio".

(3)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.

GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.

TYPES OF CONTRACTS. We offer the Certificates for use as:

..   Regular IRAs or Roth IRAs

..   Tax Sheltered Annuities ("TSAs")

..   Simplified Employee Pensions ("SEP")

..   Savings Incentive Match Plans for Employees ("SIMPLE")


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information ("SAI") dated May 1, 2012, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number (1-800-248-2138-0 in France, Italy, Korea,
Israel, Switzerland, and the United Kingdom). The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our Processing Office at AXA Equitable 300+ Series, Box 4875, Syracuse, NY 13221 or calling 1-800-248-2138.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                   #235383/300+

Contents of this Prospectus

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-------------
"We,""our," and "us" refer to AXA Equitable.

        Index of key words and phrases                                4
        AXA Equitable's 300+ Series Certificates at a glance -- key
          features                                                    5
        How to reach us                                               6


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        FEE TABLE                                                     7
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        Example                                                       8
        Condensed financial information                               8


        ----------------------------------------------------------------
        1. CERTIFICATE FEATURES                                       9
        ----------------------------------------------------------------
        How do I purchase and contribute to my Certificate?           9
        Owner and annuitant requirements                             10
        How do I make my contributions?                              10
        What are my investment options within the Certificate?       11
        Portfolios of the Trusts                                     12
        Guaranteed Rate Accounts                                     15
        Allocating your contributions                                15
        Your right to cancel within a certain number of days         15


        ----------------------------------------------------------------
        2. DETERMINING YOUR CERTIFICATE'S VALUE                      16
        ----------------------------------------------------------------
        Your account balance in the Funds                            16
        Your account balance in the GRAs                             16


        ----------------------------------------------------------------
        3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
          OPTIONS                                                    17
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        Disruptive transfer activity                                 17


        ----------------------------------------------------------------
        4. ACCESSING YOUR MONEY                                      19
        ----------------------------------------------------------------
        Withdrawing your account balance                             19
        Choosing your retirement payout options                      19


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        5. CHARGES AND EXPENSES                                      21
        ----------------------------------------------------------------
        Charges that AXA Equitable deducts                           21
        Charges the Trusts deduct                                    21
        Certain expense limitations                                  22

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."

2   CONTENTS OF THIS PROSPECTUS

        ---------------------------------------------------------------
        6.PAYMENT OF DEATH AND DISABILITY BENEFIT                   23
        ---------------------------------------------------------------
        Your beneficiary and payment of death benefit               23
        When the participant dies before distributions begin        23
        Beneficiary continuation option                             23
        When the participant dies after the retirement date         23
        Disability payment                                          23


        ---------------------------------------------------------------
        7.TAX INFORMATION                                           24
        ---------------------------------------------------------------
        Tax changes                                                 24
        Buying a contract to fund a retirement arrangement          24
        Tax-Sheltered Annuity arrangements ("TSAs")                 24
        Individual Retirement Annuities (Regular and Roth IRAs)     25
        IRAs under SEPs and Simplified Employee Pension Plans
          (SEPs and SIMPLEs)                                        25


        ---------------------------------------------------------------
        8.MORE INFORMATION                                          26
        ---------------------------------------------------------------
        About AXA Equitable                                         26
        About Separate Account No. 301                              26
        About the Trusts                                            26
        About the general account                                   27
        Dates and prices at which Certificate events occur          27
        About your voting rights                                    27
        About the group annuity contracts                           28
        IRS disqualification                                        28
        About legal proceedings                                     28
        Financial Statements                                        28
        Transfers of ownership, collateral assignments, loans, and
          borrowing                                                 28
        Distribution of the Certificates                            28
        Reports and additional information                          28



               --------------------------------------------------
               APPENDIX
               --------------------------------------------------
                      I  --  Condensed financial information  I-1


               --------------------------------------------------
               STATEMENT OF ADDITIONAL INFORMATION
                 Table of contents
               --------------------------------------------------



                                                 CONTENTS OF THIS PROSPECTUS 3

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.

                                                      PAGE

                     Accessing Your Money              19
                     account balance                   16
                     AIMS                              15
                     annuitant                         10
                     Annuity Payout Options            19
                     beneficiary                       23
                     Beneficiary continuation option   23
                     Business Day                      27
                     cash value                        16
                     Charges and Expenses              21
                     contributions                     10
                     Death Benefit                     23
                     Disruptive transfer activity      17
                     Guaranteed Rate Accounts          15
                     Investment Options                11
                     Key Features                       5
                     Market timing                     17

                                                   PAGE

                        Payout Options                19
                        Portfolio                      1
                        Processing Office              6
                        Regular IRA                    9
                        Retirement Payout Options     19
                        Right to Cancel               15
                        Roth IRA                       9
                        SAI                            1
                        SEP                            9
                        SIMPLE                         9
                        Tax Information               24
                        Transferring Your Money       17
                        Trusts                     1, 12
                        TSA                           24
                        Unit                          16
                        Variable Investment Funds     11
                        Voting Rights                 27


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

4   INDEX OF KEY WORDS AND PHRASES

AXA Equitable's 300+ Series


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AXA EQUITABLE'S 300+ SERIES CERTIFICATES AT A GLANCE -- KEY FEATURES

PROFESSIONAL INVESTMENT MANAGEMENT

AXA Equitable's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.

GUARANTEED RATE ACCOUNTS

..   New GRAs with one and three-year guarantee periods offered quarterly.

..   Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.

TAX ADVANTAGES OF PLAN

..   On contributions:

   Pre-tax contributions except for certain IRAs and for Roth IRAs.

..   On earnings inside the Certificate:

   No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

..   On transfers inside the Certificate:

   No tax on transfers among investment options.

..   On payout:

   Tax-favored payout alternatives.

Because you are purchasing an annuity contract as an Individual Retirement Annuity ("IRA"), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information", later in this prospectus and in the SAI).

MINIMUM CONTRIBUTION AMOUNTS

..   AXA Equitable has no minimum (If you are contributing through an employer, the employer may have a minimum).

ACCESS TO YOUR MONEY

.. Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)

PAYOUT ALTERNATIVES

..   Fixed annuity payout benefit
..   Periodic distribution option

..   Single sum payment

..   Other annuity or optional retirement benefits we may offer

ADDITIONAL FEATURES

..  Transfers among the Funds

..  Transfers from the GRAs, subject to special rules

.. Toll-free telephone access to information regarding your account and use of the Account Investment Management system for transfers

..  Internet access to account information and ability to manage account at:
   https://axa300plus.axa-equitable.com

FEES AND CHARGES

..   Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

..   Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

..   Other expenses charged directly to the Funds for operating expenses.

..   7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge and it is not applicable in all states.


..   Annual expenses of the Trusts' Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees ranging from 0.10% to 0.95% annually, other expenses and, for certain portfolios, 12b-1 fees of 0.25% annually.


..   Annual expenses of the Trust Portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee Table" later in this prospectus for details.

..   One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.

..   Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. This prospectus is a disclosure document and describes all of the Certificate's material features, benefits, rights and obligations, as well as other information. The description of the Certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under

                                                 AXA EQUITABLE'S 300+ SERIES 5
the Certificate are changed after the date of this prospectus in accordance with the Certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The Certificate should also be read carefully before investing. Please feel free to call us if you have any questions. If for any reason you are not satisfied with your Certificate, you may return it to us for a refund within a certain number of days.

Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

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 BY INTERNET:

By logging on to https://axa300plus.axa-equitable.com and entering with your User ID and Password you can use the Internet to access certain retirement account information such as:

..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing Guaranteed Rate
    Accounts.

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  AXA Equitable 300+ Series
  P.O. Box 1599
  Newark, New Jersey 07101-9764

FOR ALL OTHER COMMUNICATIONS (E.G., WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  AXA Equitable 300+ Series
  P.O. Box 4875
  Syracuse, NY 13221

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 TOLL-FREE TELEPHONE SERVICE:

You may also use our AIM System to reach us toll-free at 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom for a recording of:

..   Daily unit values for the Funds

..   Guaranteed rates applicable to the GRAs

..   Performance results for each Fund

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.

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 BY E-MAIL

We welcome your comments and questions regarding the AXA Equitable 300+ Series. If you have a comment or suggestion about the 300+ Series website we would appreciate hearing from you. Go to https://axa300plus.axa-equitable.com and click on "Contact Us" or you can E-mail us directly at 300plus@axa-equitable.com.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the Certificate owner. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

6   AXA EQUITABLE'S 300+ SERIES

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time of your initial contribution, if you take withdrawals or make transfers from the GRAs or if you purchase an annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.


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 CHARGES WE MAY DEDUCT FROM YOUR INITIAL CONTRIBUTION
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SEP and SIMPLE enrollment fee/(1)/                      $25
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 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS
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Maximum charge for withdrawals or transfers from the    7.00%
GRAs/(2)/
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Charge if you purchase an annuity payout option         $350
Premium tax charge if you select an annuity payout
option/(3)/                                             0.00%-1.00%

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
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 CHARGES WE DEDUCT FROM YOUR FUNDS EXPRESSED AS AN ANNUAL
 PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------
Administrative charge                                   0.25%
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Fund related other expenses/(4)/                        0.26%
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 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE END OF EACH
 CALENDAR QUARTER
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Maximum participant service charge/(5)/                 $7.50

A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2011 charged by any of the Portfolios that apply periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.



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 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
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Total Annual Portfolio Operating Expenses for 2011           Lowest Highest
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      0.62%  1.44%
expenses)/(6)/


(1)We charge a one time non-refundable enrollment fee of $25 for each participant in a SEP or SIMPLE IRA. Unless otherwise paid by your employer, we collect this fee from your initial contribution.

(2)We generally, where applicable, impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred, or, if less, the accumulated interest. No withdrawal or transfer charge applies to amounts in the Funds.


(3)We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.

(4)These expenses vary by Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2011. These expenses may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2012.

(5)This charge is to reimburse us for certain administrative charges. For SEP and SIMPLE IRA, the charge is up to $15 per year. For regular IRA, Roth IRA and TSA Certificates, the charge is up to $30 per year. See "Participant service charge" in "Charges and expenses" later in this prospectus for more information.

(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


                                                                  FEE TABLE  7

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include certificate owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The example below shows the expenses that a hypothetical certificate owner would pay in the situations illustrated and assumes the maximum charges applicable under the certificate and that no amounts are allocated to the GRAs. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The guaranteed rate accounts are not covered by this example. However, the ongoing expenses do apply to the guaranteed rate accounts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


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                                                                IF YOU SURRENDER OR DO NOT SURRENDER
                                                                YOUR CONTRACT AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD
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PORTFOLIO NAME                                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
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(a)assuming maximum fees and expenses of any of the Portfolios   $261     $748    $1,259    $2,641
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(b)assuming minimum fees and expenses of any of the Portfolios   $178     $497    $  834    $1,766
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                                                                IF YOU ANNUITIZE AT THE END OF
                                                                  THE APPLICABLE TIME PERIOD
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PORTFOLIO NAME                                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
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(a)assuming maximum fees and expenses of any of the Portfolios   $611  $1,098  $1,609   $2,991
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(b)assuming minimum fees and expenses of any of the Portfolios   $528  $  847  $1,184   $2,116
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CONDENSED FINANCIAL INFORMATION

Please see Appendix I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

8   FEE TABLE

1. Certificate features

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HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.

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We reserve the right, in our sole discretion, to prohibit further enrollment of participants under the Plan.
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 CERTIFICATE TYPE                      CONTRIBUTION SOURCES                   CONTRIBUTION LIMITATIONS
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Regular IRA                            .   "Regular" IRA contributions may    .   No regular IRA contributions in
                                           not exceed $5,000.                     the calendar year you turn age
-- typically pre-tax contributions                                                70 1/2 and thereafter.
                                       .   Additional "catch-up"
-- distributions are taxable               contributions.                     .   Additional catch-up contributions
                                                                                  of up to $1,000 per calendar year
                                       .   Eligible rollover distributions        where the owner is at least age
                                           from 403(b) plans, qualified           50 but under age 70 1/2 at any
                                           plans, and governmental employer       time during the calendar year for
                                           457(b) plans.                          which the contribution is made.

                                       .   Rollovers of after-tax funds from  .   Rollover or direct transfer
                                           Regular IRAs, 403(b) plans and         contributions after age 70 1/2
                                           qualified plans.                       must be net of required minimum
                                                                                  distributions.
                                       .   Rollovers from another
                                           traditional individual retirement  .   Each contribution will be deemed
                                           arrangement.                           to be made in your current
                                                                                  taxable year unless you specify
                                       .   Direct custodian-to-custodian          in writing that such contribution
                                           transfers from other traditional       is a rollover contribution or
                                           individual retirement                  direct transfer contribution.
                                           arrangements.
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Roth IRA                               .   "Regular Roth" IRA contributions   .   Additional catch-up contributions
                                           may not exceed $5,000.                 of up to $1,000 per calendar year
-- after-tax contributions                                                        where the owner is at least age
                                       .   Additional "catch-up"                  50 at any time during the
-- distributions are tax-free when         contributions.                         calendar year for which the
   conditions met                                                                 contribution is made.
                                       .   Conversion rollovers from a
                                           Regular IRA or other eligible      .   Conversion rollovers after age
                                           retirement plan.                       70 1/2 must be net of required
                                                                                  minimum distributions for the
                                       .   Rollovers from another Roth IRA.       Regular IRA or other eligible
                                                                                  retirement plan which is the
                                       .   Direct transfers from another          source of the conversion rollover.
                                           Roth IRA.
                                                                              .   Each contribution will be deemed
                                       .   Rollovers from a "designated Roth      to be made in your current
                                           contribution account" under            taxable year unless you specify
                                           specified retirement plans.            in writing that such contribution
                                                                                  is a rollover contribution or
                                                                                  direct transfer contribution.
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                                                       CERTIFICATE FEATURES  9

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 CERTIFICATE TYPE                      CONTRIBUTION SOURCES                   CONTRIBUTION LIMITATIONS
--------------------------------------------------------------------------------------------------------------------
TSA                                    .   Employer-remitted "salary          .   For 2012, the maximum amount of
                                           reduction" and/or various types        employer and employee
-- favorable tax treatment for             of employer contributions.             contributions is generally the
   employees of tax-exempt                                                        lesser of $50,000 or 100% of
   organizations and public schools    .   Additional "catch-up"                  compensation; with maximum
                                           contributions.                         employee salary reduction
                                                                                  contribution of $17,000.
                                       .   Subject to recipient plan
                                           approval, eligible rollover        .   If your employer's plan permits,
                                           distributions from other 403(b)        additional salary reduction
                                           plans, qualified plans,                catch-up contributions of up to
                                           governmental employer 457(b)           $5,500 can be made where the Plan
                                           plans, and Regular IRAs.               participant is at least age 50 at
                                                                                  any time during 2012.
                                       .   Only if Plan permits, direct
                                           plan-to-plan transfers from        .   Rollover or direct transfer
                                           another 403(b) plan or contract        contributions after age 70 1/2
                                           exchanges under the same 403(b)        must be net of required minimum
                                           plan.                                  distributions.

                                       .   We do not accept "designated Roth
                                           contributions" under Section 402A
                                           of the Code.
--------------------------------------------------------------------------------------------------------------------
SEP                                    .   Employer contributions.            .   For 2012, annual employer
                                                                                  contributions up to the lesser of
-- simplified employee pension plans   .   Employee contributions permitted.      $50,000 or 25% of employee
                                           (See above under "Regular IRA".)       compensation.
-- employer contributions to a
   Regular IRA issued to and owned by
   employee
--------------------------------------------------------------------------------------------------------------------
SIMPLE IRA                             .   Employee salary reduction and      .   Salary reduction contributions of
                                           employer matching contributions        up to $11,500 for 2012.
-- savings incentive match plan for        or employer non-elective
   employees                               contributions.                     .   Employer matching contributions
                                                                                  up to 3% of employee
-- employer contributions to a                                                    compensation; 2% non-elective
   Regular IRA issued to and owned by                                             contributions.
   employee
                                                                              .   If your employer's plan permits,
                                                                                  additional salary reduction
                                                                                  catch-up contributions totalling
                                                                                  up to $2,500 can be made where
                                                                                  the owner is at least age 50 at
                                                                                  any time during 2012.

                                                                              .   Any contribution made by any
                                                                                  means other than through salary
                                                                                  reduction by your employer may be
                                                                                  made only subject to our rules
                                                                                  then in effect.
--------------------------------------------------------------------------------------------------------------------

See "Tax Information" later in this prospectus and in the SAI for a more detailed discussion of certain contribution and other limitations.

OWNER AND ANNUITANT REQUIREMENTS

The annuitant and the owner must be the same person.

HOW DO I MAKE MY CONTRIBUTIONS?

Contributions must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars and made payable to AXA Equitable. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.

You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.


Because the Certificates are sold through AXA Advisors, our affiliated broker-dealer, special procedures apply to the initial contributions under a Certificate. AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.



10  CERTIFICATE FEATURES

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

For any additional contributions that are sent without allocation instructions, those contributions will be allocated to the EQ/Money Market variable investment fund.

GENERALLY OUR "BUSINESS DAY" IS ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING AND GENERALLY ENDS AT 4 P.M. EASTERN TIME. A BUSINESS DAY DOES NOT INCLUDE A DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.

DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS

If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed.

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.

WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?

We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.

VARIABLE INVESTMENT FUNDS

Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund. Listed below are the currently available Portfolios, their investment objectives, and their advisers. You can choose among Funds that invest in corresponding Portfolios.

                                                       CERTIFICATE FEATURES  11

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC indirectly receives 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the Certificates and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolio(s) offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolio(s) by AXA Equitable Funds Management Group, LLC, ("AXA Equitable FMG"). AXA Equitable FMG may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the overall volatility of your account value and risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high.



--------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            SHARE CLASS  OBJECTIVE                                  AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        A        Seeks long-term capital appreciation and     AXA Equitable Funds Management
                                        current income.                                 Group, LLC
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        A        Seeks to achieve long-term growth of         AllianceBernstein L.P.
  EQUITY                                capital with an emphasis on risk-adjusted    AXA Equitable Funds Management
                                        returns and managing volatility in the          Group, LLC
                                        Portfolio.                                   ClearBridge Advisors, LLC
                                                                                     Legg Mason Capital Management,
                                                                                        LLC
                                                                                     Marsico Capital Management, LLC
                                                                                     T. Rowe Price Associates, Inc.
                                                                                     Westfield Capital Management
                                                                                        Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER                   A        Seeks high total return through a combina-   Pacific Investment Management
  MULTI-SECTOR BOND                     tion of current income and capital              Company LLC
                                        appreciation.                                Post Advisory Group, LLC
                                                                                     SSgA Funds Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         B        Seeks to achieve long-term growth of         AXA Equitable Funds Management
  VALUE                                 capital with an emphasis on risk-adjusted       Group, LLC
                                        returns and managing volatility in the       BlackRock Investment Manage-
                                        Portfolio.                                      ment, LLC
                                                                                     Franklin Advisory Services, LLC
                                                                                     Horizon Asset Management, LLC
                                                                                     Pacific Global Investment Manage-
                                                                                        ment Company
--------------------------------------------------------------------------------------------------------------------------


12  CERTIFICATE FEATURES

----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        B        Seeks long-term growth of capital.             AXA Equitable Funds Management
                                                                                          Group, LLC
                                                                                       RCM Capital Management LLC
                                                                                       SSgA Funds Management, Inc.
                                                                                       Wellington Management Company,
                                                                                          LLP
----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                   INVESTMENT MANAGER(OR SUB-ADVISER(S),
 PORTFOLIO NAME            SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            lB       Seeks to achieve long-term growth of           Capital Guardian Trust Company
  RESEARCH                              capital.
----------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX          lA       Seeks to achieve a total return before         AllianceBernstein L.P.
                                        expenses that approximates the total re-
                                        turn performance of the Russell 3000 In-
                                        dex, including reinvestment of dividends,
                                        at a risk level consistent with that of the
                                        Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            lB       Seeks to achieve a total return before         AllianceBernstein L.P.
                                        expenses that approximates the total re-
                                        turn performance of the S&P 500 Index,
                                        including reinvestment of dividends, at a
                                        risk level consistent with that of the S&P
                                        500 Index.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE                lA       Seeks to achieve a total return before         AXA Equitable Funds Management
  GOVERNMENT BOND/(1) /                 expenses that approximates the total re-          Group, LLC
                                        turn performance of the Barclays               SSgA Funds Management, Inc.
                                        Intermediate U.S. Government Bond In-
                                        dex, including reinvestment of dividends,
                                        at a risk level consistent with that of the
                                        Barclays Intermediate U.S. Government
                                        Bond Index.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY        IA       Seeks to achieve a total return (before        AllianceBernstein L.P.
  INDEX                                 expenses) that approximates the total
                                        return performance of a composite index
                                        comprised of 40% Dow Jones EURO
                                        STOXX 50 Index, 25% FTSE 100 Index,
                                        25% TOPIX Index, and 10% S&P/ASX
                                        200 Index, including reinvestment of
                                        dividends, at a risk level consistent with
                                        that of the composite index.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE         B        Seeks to provide current income and long-      AXA Equitable Funds Management
  PLUS                                  term growth of income, accompanied by             Group, LLC
                                        growth of capital with an emphasis on          BlackRock Investment Management,
                                        risk-adjusted returns and managing                LLC
                                        volatility in the Portfolio.                   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       lB       Seeks to provide long-term capital growth      AXA Equitable Funds Management
                                        with an emphasis on risk-adjusted returns         Group, LLC
                                        and managing volatility in the Portfolio.      BlackRock Investment Management,
                                                                                          LLC
                                                                                       Marsico Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------


                                                       CERTIFICATE FEATURES  13

------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                INVESTMENT MANAGER(OR SUB-ADVISER(S),
 PORTFOLIO NAME           SHARE CLASS  OBJECTIVE                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS       lA       Seeks to achieve long-term growth of         AllianceBernstein L.P.
                                       capital with an emphasis on risk-adjusted    AXA Equitable Funds Management
                                       returns and managing volatility in the          Group, LLC
                                       Portfolio.
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               lA       Seeks to obtain a high level of current      The Dreyfus Corporation
                                       income, preserve its assets and maintain
                                       liquidity.
------------------------------------------------------------------------------------------------------------------------


(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUS FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-248-2138.

14  CERTIFICATE FEATURES

GUARANTEED RATE ACCOUNTS

You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More information" later in this prospectus.

Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.

You may allocate amounts in maturing guarantee periods to one or more other investment options by using the AIM System (see below). We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.

The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. For further information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our voice response system. (See "Our Account Investment Management System ("AIMS") below.)" Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.

The group annuity contract that covers the plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number and internet password to you after we receive your completed enrollment form. Our internet website can be accessed at https://axa300plus.axa-equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number or password, prior to acting on telephone instructions or internet instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request if we receive it before the close of the business day. Otherwise the transfer request will be effective on the next business day. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.

We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax information" later in this prospectus and in the SAI for possible consequences of canceling your Certificate.

If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.

If you reside in the state of Florida and you are age 65 or older at the time the contract is issued, you may cancel your annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the premiums or imposed under the contract, less any payments that were already received.

If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to the premiums paid, including any contract fees or charges, less any payments that were already received.

                                                       CERTIFICATE FEATURES  15

2. Determining your Certificate's value


--------------------------------------------------------------------------------

We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and expenses" later in this prospectus.

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge where applicable, as described below.

YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the business day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options. In addition, the Participant service charge will reduce the number of units credited to your Certificate.

YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.


16  DETERMINING YOUR CERTIFICATE'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------


At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. In addition, upon at least 90 days advance notice to you, we reserve the right to restrict transfers among the Funds, including limitations on the number within a 12-month period, frequency, or dollar amount of transfers. Also, upon at least 90 days advance notice to you we reserve the right to place limits on transfers made to and from the GRAs. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


You may request a transfer by telephone using AIMS, our internet website, or by completing a form provided by AXA Equitable. Transfer requests should specify:

..   your Social Security number,

..   the amounts or percentages to be transferred, and

..   the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the business day we receive your transfer request and all necessary information if we receive your request before the close of the business day. Otherwise, we will make transfers involving the Funds on the next business day.

Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge if applicable. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.

Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the Certificate is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Certificate is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and Certificate owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 17

When a Certificate owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Certificate owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Certificate owner is identified a second time as engaged in potentially disruptive transfer activity under the Certificate, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Certificate owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by Certificate owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the Certificate owner.

Certificate owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, Certificate owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Certificate owners may be treated differently than others, resulting in the risk that some Certificate owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

18  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT BALANCE

You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing your retirement payout options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals, see "Tax information" later in this prospectus and in the SAI.

We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that business day.

You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing your retirement payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus and in the SAI.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3)the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.

-------------
(1)FL, MA, MD, MN, MO, NC, PA, SD, TX, UT, WA

CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

..   Single sum benefit payment.

..   Periodic distribution option.

..   Fixed full cash refund annuity.

..   Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option of at least three years or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.

ANNUITY PAYOUT OPTIONS

Depending upon the terms of your Certificate, you can choose from among the following annuity payout options:


FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." However, in certain states/(1)/ the normal form of annuity benefit is a 10-year period certain. For further information see below. The full cash refund annuity provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.


Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

TEN-YEAR PERIOD CERTAIN ANNUITY. An annuity that guarantees payments for 10 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as

                                                       ACCESSING YOUR MONEY  19
you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax information" in the SAI.

To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.

We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Final Treasury Regulations provide.

Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial monthly payment of at least $20. We reserve the right to pay you your certificate's cash value in a lump sum if these minimums are not met or if less than $50 per month would be payable under the periodic distribution option.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 70 1/2. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

..   the amount applied to purchase the annuity,

..   the type of payout option you choose, and,

..   in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.

..   If a benefit payable under your Certificate was based on information about the annuitant's age, gender or identity that is later found to be incorrect, we will adjust the benefit payments or the amount used to determine the benefit payments based on the correct information. Also, evidence that each payee is living must be furnished to us either by personal endorsement of the check drawn for payment or by other means satisfactory to us.

20  ACCESSING YOUR MONEY

5. Charges and expenses


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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.


SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE

We impose a charge (where applicable) on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred during the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:

..   at maturity of the GRA guarantee period,

..   to withdrawals due to death or disability,

..   when the periodic distribution installment option is elected, or

..   when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

ANNUITY ADMINISTRATIVE CHARGE

If you elect the fixed annuity option under the Certificate or a variable payout annuity option if we make it available, at retirement we will deduct up to $350 from the amount applied to purchase the annuity.

This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.


ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

FUND-RELATED OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.


PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the Funds in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

..   whether contributions are made by payroll deduction or direct contribution;

..   the number of participants contributing through the same payroll deduction facility or group;

..   the total contributions that we receive from an affiliated group;

..   the nature of the group purchasing the Certificates;

..   the extent to which an employer provides services that we would otherwise provide; and

..   other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

PORTFOLIO OPERATING EXPENSES (DEDUCTED BY THE TRUSTS)


The Trusts deduct the following types of fees and expenses:


..   Investment management fees ranging from 0.10% to 0.95%.

..   12b-1 fees of 0.25% (see "More information" later in this prospectus).


                                                       CHARGES AND EXPENSES  21

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:


EQ/MONEY MARKET, EQ/COMMON STOCK INDEX, EQ/INTERMEDIATE GOVERNMENT BOND AND AXA MODERATE ALLOCATION FUNDS


The types of expenses included are:

..   Investment advisory fees and certain other expenses attributable to assets of the Funds invested in the corresponding Portfolio.

..   Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:

..   1% of the EQ/Money Market Fund's average daily net assets.


..   1.5% of the EQ/Common Stock Index, EQ/Intermediate Government Bond and AXA
    Moderate Allocation Funds' respective average daily net assets.


We cannot change these expense limitations without the Participant's consent.

MULTIMANAGER AGGRESSIVE EQUITY, MULTIMANAGER MULTI-SECTOR BOND AND EQ/ALLIANCEBERNSTEIN INTERNATIONAL

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.


EQ/MONEY MARKET AND EQ/INTERMEDIATE GOVERNMENT BOND FUNDS


If the amount of the management fees charged to these Portfolios exceeds 0.35% of its average daily net asset value, we will reimburse the corresponding Fund for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.

22  CHARGES AND EXPENSES

6. Payment of death and disability benefit

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YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in the TSA Certificate.

The death benefit is equal to your cash value. We determine the amount of the death benefit as of the business day we receive satisfactory proof of death, any required instructions as to the method of payment and any other information we may require.

WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70 1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.

BENEFICIARY CONTINUATION OPTION

The beneficiary continuation option permits a designated individual, on the Certificate owner's death, to maintain a Certificate with the deceased Certificate owner's name on it and receive distributions under the Certificate, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under Regular IRA, Roth IRA and SIMPLE IRA Certificates, subject to state availability. It is not available for TSA Certificates. Please contact our Processing Office for further information.

This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will process the request.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For Regular IRA Certificates only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA Certificates. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

..   The Certificate continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen. Separate share treatment is not available for trusts.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Certificate.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the Certificate in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules. If the Annuitant dies while periodic distribution payments are being made, a single lump sum death benefit will be paid to the Annuitant's beneficiary.

DISABILITY PAYMENT

In the case of disability (refer to your Certificate for a definition of disability) before your retirement date, we will pay you the cash value. TSA plans may be subject to certain restrictions.

                                     PAYMENT OF DEATH AND DISABILITY BENEFIT 23

7. Tax information


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TAX CHANGES

Federal income tax rules include the United States laws in the Internal Revenue Code (the "Code") and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular person's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate or payments under the Certificate, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CIVIL UNIONS

The determination of spousal status is made under applicable state law. Certain states provide that for purposes of insurance laws, policies, eligibility and benefits, a spouse in a civil union and a spouse in a marriage are to be treated identically. Such laws typically provide that a party to a civil union shall be included in any definition or use of the terms "spouse," "family," "immediate family," "dependent," "next of kin," and other terms descriptive of spousal relationships as those terms are used throughout state law. This includes the terms "marriage" or "married" or variations thereon. While civil union spouses are afforded the same rights as married spouses under state law and while an employer's plan may provide for certain benefits, tax-related advantages are derived from federal tax law. State law does not and cannot alter federal law. The federal Defense of Marriage Act excludes civil unions and civil union partners from the meaning of the word "marriage" or "spouse" in all federal laws. Therefore, a civil union spouse does not qualify for the same tax advantages provided to a married spouse under federal law, including the tax benefits afforded to the surviving spouse of an owner of an annuity contract or any rights under specified tax-favored savings or retirement plans or arrangements.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Similarly an employer-sponsored individual retirement arrangement such as a SEP IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as selection of investment funds and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 403(b) plans. Generally, these provisions will not apply to 300+ Series certificates because of the nature of the benefits provided under the certificate.

Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.

TAX-SHELTERED ANNUITY ARRANGEMENTS ("TSAS")

If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a 403(b) contract (also referred to as a tax-sheltered annuity contract or "TSA") for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are typically not taxable to you at the time of deferral, subject to annual limitations. We do not accept designated Roth contributions to the 300+ Series contract. Subject to the terms of your employer's plan, you may be eligible to make contributions of funds rolled over from other eligible retirement plans, including 403(b) plans, Regular IRAs, qualified plans and governmental employer 457(b) plans. The types of contributions and limits are discussed in the SAI. Annuity payments, withdrawals from or surrenders of, the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before you reach age 59 1/2, die, become disabled as defined in the Code, sever from employment with the employer which provided the funds for the TSA or suffer hardship. In the event of hardship, only the salary reduction contributions can be distributed.

Further discussion of TSA tax information including Regulations finalized in 2007 is in the SAI.

24  TAX INFORMATION

INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)


You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $5,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs for the taxable year 2012. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year. In some cases you may be eligible for a "Saver's Tax Credit."


If you are at least age 50 at any time during the calendar year for which the contribution is made, you may be eligible to make an additional "catch-up" contribution of up to $1,000 for that year.


You may make contributions to a Regular IRA until the year you reach age
70 1/2. You may make contributions to a Roth IRA even after age 70 1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. For 2012, you and your nonworking spouse can together contribute, annually, an aggregate maximum of $10,000 to Regular and Roth IRAs for you and your spouse (but no more than $5,000 to any one IRA certificate).


You may be able to contribute more if you are eligible to make catch-up contributions described above.

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. In certain circumstances, Roth IRA distributions may be fully non-taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% federal income tax penalty.

Further discussion of IRA tax information is in the SAI.

IRAS UNDER SEPS AND SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective for 2012, an employer can annually contribute an amount for an employee up to the lesser of $50,000 or 25% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be further adjusted for cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


..   the employee salary reduction contribution is limited (up to $11,500 in
    2012; this salary reduction limit may be further adjusted for cost of living changes in future years;)

..   if the plan permits, an individual at least age 50 at any time during 2012 can make up to $2,500 additional salary reduction contributions for 2012;


..   the employer must make contributions, generally a dollar-for-dollar match, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees; and

..   employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of SEP and SIMPLE tax information is in the SAI.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.


                                                            TAX INFORMATION  25

8. More information


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ABOUT AXA EQUITABLE


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508.0 in assets as of December 31, 2011. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 301. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 301 is registered as a "unit investment trust" under the Investment Company Act of 1940. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account No. 301 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA/A or Class IB shares, respectively, issued by the corresponding Portfolio of the applicable Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1)add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2)combine any two or more Funds;

(3)transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4)operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5)deregister Separate Account No. 301 under the Investment Company Act of 1940;

(6)restrict or eliminate any voting rights as to Separate Account No. 301;

(7)cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations. Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


Unless otherwise required by law or regulation, an investment manager or sub-adviser or any investment policy may not be changed without the consent of AXA Equitable.

26  MORE INFORMATION

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the Certificates, including those that apply to the GRAs, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claim paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the Certificates in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is generally any day that the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open, or close early due to emergency conditions which would include but not limited to when:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.

If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern Time on a business day, we will use the next business day.

CONTRIBUTIONS AND TRANSFERS

..   Contributions allocated to the Funds are invested at the unit value next determined after the receipt of the contribution.

..   Contributions allocated to a GRA will receive the interest rate for that
    GRA in effect for that business day.

..   Transfers to or from Funds will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a GRA will be based on the interest rate for that GRA in effect for the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   The election of trustees.

..   The formal approval of independent auditors selected for the Trusts.

..   Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


VOTING RIGHTS OF OTHERS

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for

                                                           MORE INFORMATION  27
each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and JPMorgan Chase Bank ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.

IRS DISQUALIFICATION

If a retirement program funded by the Certificates is found not to qualify under the Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 301, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.

FINANCIAL STATEMENTS

The financial statements of Separate Account 301, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the Certificates only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the Certificates. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.

DISTRIBUTION OF THE CERTIFICATES

The Certificates are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account 301. The offering of the units is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable and is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

Our Retirement Program Specialists are salaried employees of AXA Equitable and are registered representatives of AXA Advisors, LLC. These individuals perform marketing and service functions under the AXA Equitable 300+ Series Certificates. AXA Equitable pays no sales commission with respect to units of interest in Separate Account 301 under the Certificates; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale, is paid on a periodic basis to these AXA Equitable employees. Incentive compensation may also be paid to managerial personnel. In addition, AXA Equitable employees may also receive sales bonuses based on selling certain products during specified times. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses. All payments will be made in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its products, none of the compensation paid to Retirement Program Specialists discussed in this section of the prospectus are imposed as separate fees or charges under your Certificate. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the product and payments its receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Certificate, see "Fee table" and "Charges and expenses" earlier in this prospectus.

REPORTS AND ADDITIONAL INFORMATION

Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at http://www.sec.gov.

28  MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2002 through 2011 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the 300+ Series, but not longer than ten years.

SEPARATE ACCOUNT NO. 301 OF AXA EQUITABLE LIFE INSURANCE COMPANY


The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



-------------------------------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------
                                                                                                                INCEPTION
                                 2002    2003    2004    2005    2006    2007    2008    2009    2010    2011     DATE
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION                                                                                          2/5/82
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $ 82.43 $ 98.08 $106.67 $111.55 $122.66 $129.96 $ 98.02 $114.93 $126.01 $122.84
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             391     360     338     312     291     286     266     250     237     227
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH                                                                                     7/6/07
-------------------------------------------------------------------------------------------------------------------------
   Unit value                        --      --      --      --      -- $  9.64 $  5.80 $  7.61 $  8.79 $  9.10
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)              --      --      --      --      --      75      93      95     104     113
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX                                                                                            6/1/87
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $109.83 $163.68 $186.23 $193.56 $213.59 $220.41 $123.10 $158.29 $183.92 $184.58
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             468     453     433     371     330     284     250     232     210     191
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX                                                                                              7/1/98
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $  5.94 $  7.56 $  8.30 $  8.62 $  9.88 $ 10.32 $  6.44 $  8.07 $  9.19 $  9.29
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             469     561     556     565     561     707     645     706     712     651
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT                                                                                       2/5/82
 BOND
-------------------------------------------------------------------------------------------------------------------------
   Unit Value                   $ 61.41 $ 62.50 $ 63.79 $ 64.87 $ 67.33 $ 72.22 $ 74.77 $ 72.98 $ 76.06 $ 80.03
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             123     136     115     103      77      70      80      72      71      65
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX                                                                                  11/22/02
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $ 10.84 $ 14.58 $ 17.13 $ 19.72 $ 24.32 $ 27.09 $ 13.32 $ 16.88 $ 17.74 $ 15.55
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             302     272     265     296     350     333     305     277     269     248
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS                                                                                     4/26/02
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $  8.16 $ 10.39 $ 12.60 $ 13.91 $ 17.40 $ 19.09 $ 10.83 $ 14.04 $ 14.86 $ 12.37
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)              49      55      66     114     100     122     113     126      88      81
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS                                                                                         7/1/98
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $  7.04 $  9.07 $ 10.18 $ 11.05 $ 11.85 $ 13.64 $  8.39 $ 11.26 $ 12.83 $ 12.31
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             122     125     123     114     104     151     162     163     171     161
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS                                                                                         8/17/07
-------------------------------------------------------------------------------------------------------------------------
   Unit value                        --      --      --      --      -- $  9.50 $  5.39 $  6.47 $  7.25 $  6.87
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)              --      --      --      --      --   1,039     939     943     864     839
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET                                                                                                  2/5/82
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $ 32.79 $ 32.90 $ 33.06 $ 33.83 $ 35.25 $ 36.82 $ 37.58 $ 37.57 $ 37.46 $ 37.39
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             763     616     553     551     550     564     688     567     487     506
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE                                                                                          6/2/87
 EQUITY
-------------------------------------------------------------------------------------------------------------------------
   Unit value                   $ 23.46 $ 32.14 $ 35.95 $ 38.77 $ 40.61 $ 45.08 $ 23.97 $ 32.92 $ 38.78 $ 36.30
-------------------------------------------------------------------------------------------------------------------------
   Number of units
    outstanding (000's)             128     119     111     106     101      87      86      83      78      72
-------------------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------
                                                                                                                INCEPTION
                                           2002   2003   2004   2005   2006   2007   2008   2009   2010   2011    DATE
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND                                                                                   6/2/87
-------------------------------------------------------------------------------------------------------------------------
   Unit value                             $24.54 $29.93 $32.39 $33.32 $36.59 $37.62 $28.71 $31.38 $33.41 $35.07
-------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        36     42     42     42     37     38     36     36     45     39
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE                                                                                     7/1/98
-------------------------------------------------------------------------------------------------------------------------
   Unit value                             $10.52 $14.38 $16.79 $17.50 $20.23 $18.15 $11.23 $14.13 $17.52 $15.86
-------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       155    132    158    154    147    138    148    162    207    190
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY                                                                                         5/13/04
-------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --     -- $10.93 $12.13 $12.98 $15.31 $ 8.08 $12.77 $15.00 $14.22
-------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --     46     88     99    112    127    136    136    137
-------------------------------------------------------------------------------------------------------------------------




I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                             PAGE

Who is AXA Equitable?                                          2

Tax information                                                2

The Guaranteed Rate Accounts                                  17

How we determine unit values                                  23

Custodian and independent registered public accounting firm   23

Financial statements                                          23



----------------------------------------------------------------------------------
PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2012.

AXA Equitable 300+ Series
P.O. Box 4875
Syracuse, NY 13221
ATTN:   SAI Request for Separate Account
       No. 301

----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip

The AXA Equitable 300+ Series               AXA EQUITABLE LIFE INSURANCE COMPANY
                                            1290 AVENUE OF THE AMERICAS
Certificates under Group Annuity Contracts  NEW YORK, NY 10104

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2012

---------------------------------------------------------------------------------



This SAI is not a prospectus. It should be read in conjunction with the related AXA Equitable 300+ Series Prospectus, dated May 1, 2012. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. Each Fund is a subaccount of AXA Equitable's Separate Account No. 301. The GRAs are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing to the Processing Office (Box 4875, Syracuse, NY 13221), or by calling 1-800-248-2138 toll-free in the US, or 1-800-248-2138-0 from France, Israel, Italy, Republic of Korea, Switzerland and United Kingdom.

       TABLE OF CONTENTS
                                                                    PAGE
                                                                    ----
       Who is AXA Equitable?                                          2
       Tax information                                                2
       The Guaranteed Rate Accounts                                  17
       How we determine unit values                                  23
       Custodian and independent registered public accounting firm   23
       Financial statements                                          23


             Copyright 2012 AXA Equitable Life Insurance Company.

            1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.

TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the types of retirement plans or contracts described in the prospectus. The tax rules can differ, depending on the type of plan or contract, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.

Federal income tax rules include the United States laws in the Internal Revenue Code ("Code"), and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which, if enacted, could affect the tax benefits of a certificate. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate, or payments under the Certificate may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.

ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A REGULAR IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) TSA, SIMPLE IRA, SARSEP IRA, 401(k) plan or governmental employer 457(b) plan (also known as a governmental EDC plan), as well as contributions you make to a Regular IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your Regular IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($57,500, after cost of living adjustment for 2012). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution, including extensions.


TAX SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

The following discussion reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their AXA Equitable TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to avoid significant limitations under the 403(b) plan for transactions on the contract.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

ANNUAL CONTRIBUTIONS TO TSAS MADE THROUGH THE EMPLOYER'S PAYROLL

Annual contributions to TSAs made through the employer's payroll are limited. (If permitted by the plan, plan-to-plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through nonelective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, a participant may designate some or all of salary reduction contributions as "designated Roth contributions", which are made on an after-tax basis. We do not accept designated Roth contributions to this contract. The permissible annual contribution to the participant's TSA is calculated the same way as contributions to a 401(k) plan:


..   The annual limit on employer and employee contributions to defined contribution plans is the lesser of $50,000 (after adjustment for cost of living changes for 2012) or 100% of compensation. (Compensation over $250,000 for 2012 is disregarded).

..   The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $17,000 for 2012.


These limits may be further adjusted for cost of living charges in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2012 can make up to $5,500 additional salary reduction contributions for 2012.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.

ROLLOVER CONTRIBUTIONS TO TSAS

ROLLOVER CONTRIBUTIONS. Federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

..   termination of employment with the employer who provided the funds for the plan; or

..   reaching age 59 1/2 even if still employed; or

..   disability (special federal income tax definition).

If your plan permits, any after-tax contributions you have made to a qualified plan or TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. After-tax contributions in a Regular IRA cannot be rolled over from the Regular IRA into a TSA. If the after-tax contributions are in a "designated Roth contribution account" under a 403(b) plan, 401(k) plan or governmental employer Section 457(b) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth contribution account" under another such plan. They cannot be rolled into a non-Roth after-tax contribution account.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax-qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a TSA and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

DIRECT TRANSFERS


LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoked Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.


DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers;
(ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan;
(iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70 1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.

DISTRIBUTIONS FROM TSAS

Depending on the terms of the plan and your employment status, you may have to get your employer's consent to take a withdrawal.

WITHDRAWAL RESTRICTIONS

SALARY REDUCTION CONTRIBUTIONS. You generally are not able to withdraw or take payments from all or part of your TSA until you:

..   reach age 59 1/2,

..   die,

..   are disabled (special federal income tax definition),

..   sever employment with the employer which provided the TSA funds, or

..   suffer a financial hardship (special federal income tax definition).
    Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings and must be approved by the employer or the plan.

Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one tax-exempt entity to another tax-exempt entity which is treated as the same employer).

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions. If any portion of the funds directly transferred to your TSA Certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.

WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS


The plan may also impose withdrawal restrictions on employer contributions and related earnings. Amounts attributable to employer contributions are subject to withdrawal restrictions, under the 2007 Regulations. These rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable.

EXCEPTIONS TO WITHDRAWAL RESTRICTIONS


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS

Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and State Income Tax Withholding and Information Reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA, we assume that all amounts distributed from your TSA are pre-tax, and we withhold tax and report accordingly.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis. On a total surrender of your certificate, the amount received in excess of your tax basis, if any, is taxable.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.

EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:

..   die,

..   are disabled (special Federal income tax definition),

..   reach age 59 1/2,

..   separate from service and elect a payout over your life or life expectancy
    (or joint and survivor lives or life expectancies of you and your beneficiary) using an IRS-approved distribution method,

..   separate from service after age 55 (any form of payout, but the separation from service must occur during or after the calendar year you reach 55), or

..   use the distribution to pay certain extraordinary medical expenses (special
    Federal income tax definition).

TAX DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan, a Regular IRA or another 403(b) plan. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Conversion rollover transactions from pre-tax or non-Roth after-tax accounts are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover.


The recipient plan must agree to take the distribution. If you are rolling over from a TSA to a governmental employer 457(b) plan, the recipient governmental employer 457(b) plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.

Any non-Roth after-tax contributions you have made to a TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a TSA to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that Regular IRA. Non-Roth after-tax contributions may not be rolled into a governmental employer 457(b) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. Generally the funds are subject to the rules of the recipient plan. If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. However, distributions from a governmental employer 457(b) plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59 1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) plan into a governmental employer 457(b) plan, and you later take a distribution from the recipient governmental employer 457(b) plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan. The IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, contract exchange under the same 403(b) plan, or under Rev. Rul. 90-24 prior to the 2007 Regulations) are not distributions. Direct transfers that are used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a Regular IRA be established on your behalf.

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs) -- Required minimum distributions" apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70 1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70 1/2. These exceptions apply to the following individuals:

..   For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2.

IRAS

GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   "Regular IRAs," typically funded on a pre-tax basis including SEP-IRAs and
    SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

The AXA Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs.

We have received an opinion letter from the IRS approving the respective forms of the AXA Equitable regular IRA, Roth IRA and SIMPLE IRA Certificates, for use as the applicable type of IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

CANCELLATION

You can cancel an AXA Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an AXA Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an AXA Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have an unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)

CONTRIBUTIONS TO REGULAR IRAS

Individuals may make three different types of contributions to purchase a Regular IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation;

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

LIMITS ON CONTRIBUTIONS

The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the taxable year in which you reach age 70 1/2 and any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your Regular IRA.

SPECIAL RULES FOR SPOUSES

If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the permissible amount of regular contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of Regular IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's Regular and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS

The amount of regular contributions to a Regular IRA that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make FULLY DEDUCTIBLE contributions to your Regular IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions." That is, for 2012, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70 1/2 catch-up contributions.


IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income ("AGI") is below THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls WITHIN A PHASE-OUT RANGE, you can make PARTIALLY DEDUCTIBLE contributions to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your contribution to your Regular IRAs.


Cost-of-living indexing adjustments apply to the income limits to deductible contributions.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2012, AGI between $58,000 and $68,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2012, AGI between $92,000 and $112,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000 (for 2012, AGI between $178,000 and $183,000 after adjustment).

To determine the deductible amount of the contribution for 2012, for example, you determine AGI and subtract $58,000 if you are single, or $92,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


          ($10,000-excess AGI)  times the maximum  Equals the adjusted
          --------------------    X     regular      =     deductible
           divided by $10,000         contribution        contribution
                                      for the year           limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS

If you are not eligible to deduct part or all of the regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age
50-70 1/2 "catch-up" contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS

If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular IRA contributions for a tax year.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO REGULAR IRAS

Rollover contributions may be made to a Regular IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other Regular IRAs.

Direct transfer contributions may only be made directly from one Regular IRA to another. Any amount contributed to a Regular IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Your plan administrator will tell you whether or not your distributions are eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA with special rules and restrictions under certain circumstances. This contract is not available for purchase by a non-spousal death beneficiary direct rollover.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

..   a "required minimum distribution" after age 70 1/2 or retirement from service with the employer;

..   one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

..   one of a series of substantially equal periodic payments made for a specified period of 10 years or more;

..   a hardship withdrawal;

..   if you have contributed too much, a corrective distribution which fits specified technical tax rules;

..   a loan that is treated as a deemed distribution; and

..   a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for early distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a Regular IRA and subsequently take an early distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from the Regular IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of Regular IRAs." Also, after-tax funds in a Regular IRA cannot be rolled over from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   "regular contributions" to a Regular IRA made after you reach age 70 1/2;
    and

..   rollover contributions of amounts that are not eligible to be rolled over
    (for example, minimum distributions required to be made after age 70 1/2).

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for details.

RECHARACTERIZATIONS

Amounts that have been contributed as Regular IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as Regular IRA funds. You do this by using the forms or documentation we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS

Amounts distributed from Regular IRAs are not taxable until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable.

Except as discussed below, the amount of any distribution from a Regular IRA must be included in your gross income as ordinary income. We report all payments from Regular IRA contracts on IRS Form 1099-R.


If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax-free when you get distributions from any Regular IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to Regular IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

..   divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax-free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;


..   multiply this amount by all distributions from the Regular IRA during the year.

A distribution from a Regular IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590;

..   the entire amount received is rolled over to another Regular IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from Eligible Retirement Plans other than Regular IRAs" under "Rollover and Transfer Contributions to Regular IRAs" above.)

The following are eligible to receive rollovers of distributions from a Regular
IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a Regular IRA cannot be rolled from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a Regular IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a Regular IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.



REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from Regular IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts. Currently we believe that these provisions would not apply to AXA Equitable 300+ Series certificates because of the type of benefits provided under the certificates. However, if you take annual withdrawals instead of annuitizing, please consult your tax advisor concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS

You must start taking annual distributions from your Regular IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION

The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions, "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your Regular IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

The IRS will let you figure out the account-based required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.

ANNUITY-BASED METHOD. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

WHETHER YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR REGULAR IRAS AND OTHER RETIREMENT PLANS

You can choose a different method for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR

The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa.

IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.

REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE

These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your Regular IRA into his/her own Regular IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.

If you die before your Required Beginning Date and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Regular IRA death benefits are taxed the same as Regular IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59 1/2 distributions made:

..   on or after your death;

..   because you are disabled (special federal income tax definition);

..   used to pay certain extraordinary medical expenses (special federal income tax definition);

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

..   used to pay certain first-time home buyer expenses (special federal income tax definition);

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."

The AXA Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   "regular" after-tax contributions out of earnings;

..   taxable "rollover" contributions from Regular IRAs or other eligible retirement plans ("conversion rollover" contributions);

..   tax-free rollover contributions from other Roth individual retirement arrangements, or designated Roth accounts under deferral contribution plans; or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion under "Special rules for spouses" above under Regular IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment):


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2012, $183,000 after adjustment); or

..   your federal income tax filing status is "single" and your modified adjusted gross income is over $112,000 (for 2012, $125,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2012, between $173,000 and $183,000 after adjustment); or

..   your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2012, between $110,000 and $125,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS

Same as Regular IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS

Roth IRA contributions are not tax-deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan. (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. Both can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within

60 days after you receive the proceeds from the original Roth IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the Regular IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a Regular IRA to another Regular IRA, a conversion rollover transaction from a Regular IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the Regular IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a Regular IRA, and you have ever made nondeductible regular contributions to any Regular IRA -- whether or not it is the Regular IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have recently issued Treasury Regulations addressing the valuation of annuity contracts funding Regular IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a Regular IRA to Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the Regular IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a Regular IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the Regular IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the Regular IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a Regular IRA.

To recharacterize a contribution, you must provide us appropriate documentation and information we require.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available in limited cases for certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from Roth IRAs; and

..   return of excess contributions or amounts recharacterized to a Regular IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older;

..   you die;

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Regular and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Non-qualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them) there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

  (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

  (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as Regular IRA under "Required minimum distribution payments after you die", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

.. "regular" contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..  rollover contributions of amounts that are not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59 1/2 distributions made:

..   on or after your death;

..   because you are disabled (special federal income tax definition);

..   used to pay certain extraordinary medical expenses (special federal income tax definition);

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

..   used to pay certain first-time home buyer expenses (special federal income tax definition);

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP-IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions. For 2012, an employer can annually contribute an amount for an employee up to the lesser of $50,000 or 25% of compensation. This amount may be further adjusted for cost of living changes in future years. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $550, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.

Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and
(3) contributions that bear a uniform relationship to actual compensation, not greater than $250,000 in 2012. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.


SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of Regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs, discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans under Section 457 of the Code.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $11,500 in 2012. This limit may further be adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2012 can make up to $2,500 additional salary reduction contributions for 2012.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59 1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We may be required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. Generally, we will consider an election out of federal withholding to be an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number - 1-800-248-2138.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status or number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS) WHICH ARE NOT ELIGIBLE ROLLOVER DISTRIBUTIONS


For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of Regular IRAs (and Roth IRAs, where it is reasonable to assume an amount is includible in gross income).

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS FROM TSAS


Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

..   any distributions that are "required minimum distributions" after age
    70 1/2 or retirement from service with the employer;

..   substantially equal periodic payments made at least annually for the life
    (or life expectancy) or the joint lives (or joint life expectancy) of the plan participant (and designated beneficiary);

..   substantially equal periodic payments made for a specified period of 10 years or more;

..   hardship withdrawals;

..   corrective distributions which fit specified technical tax rules;

..   a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; and

..   a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to a mandatory 20% withholding.

ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.

Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The AXA Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable will not be responsible if a plan fails to meet the requirements of Section 404(c).

IMPACT OF TAXES TO AXA EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.

THE GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.

GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate for the same guarantee period for the remainder of the open period.

We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.

CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through AIMS.

WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. Amounts withdrawn or transferred may be subject to a withdrawal charge, where applicable as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from
(1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.

EXAMPLE OF WITHDRAWAL CHARGE

You contribute $2,000 to a GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On
December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:

---------------------------------------------------------------------------------
                             PARTICIPANT           PREMATURE
                               SERVICE    AMOUNT   WITHDRAWAL    CHECK   ACCOUNT
 DATE  CONTRIBUTION INTEREST   CHARGE    REQUESTED   CHARGE      AMOUNT  BALANCE
---------------------------------------------------------------------------------
1/1       $2,000         --        --         --         --          -- $2,000.00
3/31          --     $19.71     $7.50         --         --          --  2,012.21
6/30          --      19.83      7.50         --         --          --  2,024.54
9/30          --      19.95      7.50         --         --          --  2,036.09
12/31         --      20.07      7.50     $1,000     $26.00/(1)/ $1,000  1,023.56
---------------------------------------------------------------------------------

(1)The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE -- ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.

TABLE I
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

           ----------------------------------------------------------
                            CASH VALUE            ACCOUNT BALANCE
           ----------------------------------------------------------
           Attained      3%           6%          3%          6%
             Age       Minimum   Illustrated   Minimum   Illustrated
           Year End   Guarantee      Rate     Guarantee      Rate
           ----------------------------------------------------------
              1      $    999.66 $     999.66 $   999.66 $   1,029.33
              2         2,000.00     2,000.00   2,029.32     2,120.42
              3         3,000.00     3,047.59   3,089.86     3,276.98
              4         4,000.00     4,187.72   4,182.22     4,502.93
              5         5,000.00     5,396.26   5,307.36     5,802.44
              6         6,013.60     6,677.32   6,466.24     7,179.91
              7         7,123.70     8,035.23   7,659.89     8,640.04
              8         8,267.10     9,474.63   8,889.35    10,187.77
              9         9,444.80    11,000.38  10,155.70    11,828.37
              10       10,657.83    12,617.68  11,460.03    13,567.40
              11       11,907.25    14,332.03  12,803.50    15,410.78
              12       13,194.16    16,149.23  14,187.27    17,364.76
              13       14,519.67    18,075.46  15,612.55    19,435.98
              14       15,884.95    20,117.27  17,080.59    21,631.47
              15       17,291.19    22,281.58  18,592.68    23,958.69
              16       18,739.61    24,575.75  20,150.12    26,425.54
              17       20,231.49    27,007.58  21,754.29    29,040.40
              18       21,768.12    29,585.31  23,406.58    31,812.16
              19       23,350.85    32,317.70  25,108.44    34,750.22
              20       24,981.07    35,214.04  26,861.36    37,864.56
              21       26,660.19    38,284.17  28,666.87    41,165.77
              22       28,389.68    41,538.50  30,526.54    44,665.05
              23       30,171.06    44,988.08  32,442.00    48,374.28
              24       32,005.88    48,644.65  34,414.92    52,306.07
              25       33,895.74    52,520.60  36,447.04    56,473.77
              26       35,842.30    56,629.12  38,540.11    60,891.52
              27       37,847.26    60,984.14  40,695.98    65,574.34
              28       39,912.37    65,600.47  42,916.52    70,538.14
              29       42,039.43    70,493.77  45,203.68    75,799.76
              30       44,230.30    75,680.68  47,559.46    81,377.07
              31       46,486.89    81,178.79  49,985.91    87,289.03
              32       48,811.19    87,006.80  52,485.15    93,555.70
              33       51,205.21    93,184.49  55,059.37   100,198.37
              34       53,671.06    99,732.83  57,710.81   107,239.61
              35       56,210.88   106,674.08  60,441.80   114,703.31
              36       58,826.89   114,031.80  63,254.72   122,614.84
              37       61,521.38   121,830.99  66,152.03   131,001.06
           ----------------------------------------------------------

               --------------------------------------------------
                         CASH VALUE           ACCOUNT BALANCE
               --------------------------------------------------
               38    64,296.71  130,098.12  69,136.25  139,890.45
               39    67,155.30  138,861.29  72,210.00  149,313.21
               40    70,099.65  148,150.24  75,375.97  159,301.34
               41    73,132.33  157,996.54  78,636.91  169,888.75
               42    76,255.99  168,433.61  81,995.68  181,111.41
               43    79,473.35  179,496.90  85,455.22  193,007.42
               44    82,787.24  191,224.00  89,018.54  205,617.20
               45    86,200.55  203,654.71  92,688.76  218,983.56
               46    89,716.25  216,831.28  96,469.09  233,151.91
               47    93,337.43  230,798.43 100,362.83  248,170.35
               48    97,067.24  245,603.61 104,373.38  264,089.91
               49   100,908.94  261,297.11 108,504.24  280,964.63
               50   104,865.90  277,932.21 112,759.03  298,851.84
               --------------------------------------------------

TABLE II
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

           ---------------------------------------------------------
                           CASH VALUE            ACCOUNT BALANCE
           ---------------------------------------------------------
           Attained      3%          6%          3%          6%
             Age      Minimum   Illustrated   Minimum   Illustrated
           Year End  Guarantee      Rate     Guarantee      Rate
           ---------------------------------------------------------
              1      $   999.66 $   1,000.00 $   999.66 $   1,029.33
              2          999.32     1,000.00     999.32     1,060.42
              3          998.96     1,016.84     998.96     1,093.38
              4          998.60     1,049.33     998.60     1,128.31
              5          998.22     1,083.77     998.22     1,165.34
              6          997.83     1,120.27     997.83     1,204.59
              7          997.43     1,158.96     997.43     1,246.20
              8          997.02     1,199.98     997.02     1,290.30
              9          996.60     1,243.46     996.60     1,337.05
              10         996.16     1,289.54     996.16     1,386.60
              11         995.71     1,338.39     995.71     1,439.13
              12         995.25     1,390.17     995.25     1,494.81
              13         994.77     1,445.06     994.77     1,553.83
              14         994.28     1,503.24     994.28     1,616.39
              15         993.77     1,564.92     993.77     1,682.70
              16         993.25     1,630.29     993.25     1,753.00
              17         992.71     1,699.58     992.71     1,827.51
              18         992.16     1,773.04     992.16     1,906.49
              19         991.59     1,850.90     991.59     1,990.21
              20         991.00     1,933.43     991.00     2,078.95
              21         990.39     2,020.91     990.39     2,173.02
              22         989.77     2,113.64     989.77     2,272.73
              23         989.13     2,211.94     989.13     2,378.43
              24         988.47     2,316.13     988.47     2,490.46
              25         987.79     2,426.57     987.79     2,609.22
              26         987.09     2,543.65     987.09     2,735.10
              27         986.36     2,667.74     986.36     2,868.54
              28         985.62     2,799.28     985.62     3,009.98
              29         984.85     2,938.72     984.85     3,159.91
              30         984.06     3,086.52     984.06     3,318.84
              31         983.25     3,243.19     983.25     3,487.30
              32         982.41     3,409.26     982.41     3,665.87
              33         981.55     3,585.29     981.55     3,855.15
              34         980.66     3,771.88     980.66     4,055.79
              35         979.74     3,969.68     979.74     4,268.47
              36         978.80     4,179.34     978.80     4,493.91
              37         977.82     4,401.58     977.82     4,732.88
              38         976.82     4,637.15     976.82     4,986.18
              39         975.79     4,886.85     975.79     5,254.68
              40         974.73     5,151.54     974.73     5,539.29
           ---------------------------------------------------------

                    ---------------------------------------
                           CASH VALUE      ACCOUNT BALANCE
                    ---------------------------------------
                    41   973.64  5,432.11  973.64  5,840.98
                    42   972.51  5,729.52  972.51  6,160.77
                    43   971.35  6,044.77  971.35  6,499.75
                    44   970.16  6,378.93  970.16  6,859.07
                    45   968.93  6,733.15  968.93  7,239.94
                    46   967.66  7,108.61  967.66  7,643.67
                    47   966.35  7,506.61  966.35  8,071.62
                    48   965.01  7,928.48  965.01  8,525.25
                    49   963.63  8,375.67  963.63  9,006.10
                    50   962.20  8,849.69  962.20  9,515.79
                    ---------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:

..   First, we take the value of the shares held by the Fund in the corresponding Portfolio of the Trusts, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.

..   Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).

..   Finally, we subtract any daily charge for fees or expenses payable by the
    Fund.

ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:

--------------------------------------------------------------
1.  Unit value for Monday                           $       10
2.  Value of assets at close of business on Monday  $2,500,000
3.  Excess of investment income and realized and
    unrealized capital gains over realized and
    unrealized losses                               $    7,500
4.  Daily accrual for expenses (administration
    charges and certain expenses borne directly by
    the Funds) charged to the Investment Fund       $       50
5.  Value of assets, less charge for expenses, at
    close of business day On Tuesday,
    ((2) + (3) - (4))                               $2,507,450
6.  Net investment factor ((5) divided by (2))         1.00298
7.  Unit value for Tuesday ((1) x (6))              $  10.0298
--------------------------------------------------------------

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 301.


The financial statements of the Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

You should consider the financial statements of AXA Equitable included herein only as bearing upon the ability of AXA Equitable to meet its obligations under the certificates. The financial statements begin on page FSA-1.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

INDEX TO FINANCIAL STATEMENTS

 Report of Independent Registered Public Accounting Firm...............  FSA-2
 Financial Statements:
    Statements of Assets and Liabilities, December 31, 2011............  FSA-3
    Statements of Operations for the Year Ended December 31, 2011......  FSA-6
    Statements of Changes in Net Assets for the Years Ended
      December 31, 2011 and 2010.......................................  FSA-8
    Notes to Financial Statements...................................... FSA-12

 AXA EQUITABLE LIFE INSURANCE COMPANY

 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

 Report of Independent Registered Public Accounting Firm                   F-1
 Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............    F-2
    Consolidated Statements of Earnings (Loss), Years Ended
      December 31, 2011, 2010 and 2009.................................    F-3
    Consolidated Statements of Comprehensive Income (Loss), Years
      Ended December 31, 2011, 2010 and 2009...........................    F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
      2010 and 2009....................................................    F-6
    Consolidated Statements of Cash Flows, Years Ended December 31,
      2011, 2010 and 2009..............................................    F-7
    Notes to Consolidated Financial Statements.........................    F-9

                                  FSA-1  e13341

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 301 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 301 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                                    EQ/CAPITAL                               EQ/INTERMEDIATE
                                                       AXA MODERATE  GUARDIAN  EQ/COMMON STOCK EQ/EQUITY 500 GOVERNMENT BOND
                                                       ALLOCATION*  RESEARCH*      INDEX*         INDEX*         INDEX*
                                                       ------------ ---------- --------------- ------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.... $27,949,149  $1,025,776   $35,305,944    $6,048,910     $5,201,896
Receivable for The Trusts shares sold.................       1,042           7         5,761        49,874            106
Receivable for policy-related transactions............          --          --            --            --             --
                                                       -----------  ----------   -----------    ----------     ----------
   Total assets.......................................  27,950,191   1,025,783    35,311,705     6,098,784      5,202,002
                                                       -----------  ----------   -----------    ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased...............          --          --            --            --             --
Payable for policy-related transactions...............       1,042           7         5,761        49,874            156
Accrued expenses......................................      13,429         480        16,980         2,832          2,563
                                                       -----------  ----------   -----------    ----------     ----------
   Total liabilities..................................      14,471         487        22,741        52,706          2,719
                                                       -----------  ----------   -----------    ----------     ----------
NET ASSETS............................................ $27,935,720  $1,025,296   $35,288,964    $6,046,078     $5,199,283
                                                       ===========  ==========   ===========    ==========     ==========

NET ASSETS:
Accumulation Units.................................... $27,932,683  $1,025,275   $35,282,532    $6,045,845     $5,198,167
Retained by AXA Equitable in Separate Account No. 301.       3,037          21         6,432           233          1,116
                                                       -----------  ----------   -----------    ----------     ----------
TOTAL NET ASSETS...................................... $27,935,720  $1,025,296   $35,288,964    $6,046,078     $5,199,283
                                                       ===========  ==========   ===========    ==========     ==========

Investments in shares of The Trusts, at cost.......... $33,951,458  $  938,750   $35,622,914    $6,042,534     $5,056,914
The Trusts shares held
   Class A............................................   2,217,619          --     2,215,584            --        502,082
   Class B............................................          --      81,763            --       277,278             --

                                                       EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                        EQUITY INDEX*     VALUE PLUS*
                                                       ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....    $3,851,831       $  999,252
Receivable for The Trusts shares sold.................        14,092              118
Receivable for policy-related transactions............            --               --
                                                          ----------       ----------
   Total assets.......................................     3,865,923          999,370
                                                          ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased...............            --               --
Payable for policy-related transactions...............        14,092              111
Accrued expenses......................................         1,861              472
                                                          ----------       ----------
   Total liabilities..................................        15,953              583
                                                          ----------       ----------
NET ASSETS............................................    $3,849,970       $  998,787
                                                          ==========       ==========

NET ASSETS:
Accumulation Units....................................    $3,848,746       $  998,787
Retained by AXA Equitable in Separate Account No. 301.         1,224               --
                                                          ----------       ----------
TOTAL NET ASSETS......................................    $3,849,970       $  998,787
                                                          ==========       ==========

Investments in shares of The Trusts, at cost..........    $4,224,463       $1,307,080
The Trusts shares held
   Class A............................................       527,862               --
   Class B............................................            --          104,321

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                  MULTIMANAGER MULTIMANAGER
                                                       EQ/LARGE CAP EQ/LARGE CAP                   AGGRESSIVE  MULTI-SECTOR
                                                       GROWTH PLUS* VALUE PLUS*  EQ/MONEY MARKET*   EQUITY*       BOND*
                                                       ------------ ------------ ---------------- ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value....  $1,984,146   $5,766,765    $18,913,527     $2,632,816   $1,381,726
Receivable for The Trusts shares sold.................         143           34        103,422            301           --
Receivable for policy-related transactions............          --           --             --             --        1,450
                                                        ----------   ----------    -----------     ----------   ----------
   Total assets.......................................   1,984,289    5,766,799     19,016,949      2,633,117    1,383,176
                                                        ----------   ----------    -----------     ----------   ----------

LIABILITIES:
Payable for The Trusts shares purchased...............          --           --             --             --        1,450
Payable for policy-related transactions...............         143           26        103,422            301           --
Accrued expenses......................................         952        2,738          9,153          1,313          691
                                                        ----------   ----------    -----------     ----------   ----------
   Total liabilities..................................       1,095        2,764        112,575          1,614        2,141
                                                        ----------   ----------    -----------     ----------   ----------
NET ASSETS............................................  $1,983,194   $5,764,035    $18,904,374     $2,631,503   $1,381,035
                                                        ==========   ==========    ===========     ==========   ==========

NET ASSETS:
Accumulation Units....................................  $1,983,185   $5,764,035    $18,902,518     $2,630,200   $1,380,566
Retained by AXA Equitable in Separate Account No. 301.           9           --          1,856          1,303          469
                                                        ----------   ----------    -----------     ----------   ----------
TOTAL NET ASSETS......................................  $1,983,194   $5,764,035    $18,904,374     $2,631,503   $1,381,035
                                                        ==========   ==========    ===========     ==========   ==========

Investments in shares of The Trusts, at cost..........  $1,690,681   $7,149,268    $18,913,860     $2,597,511   $1,632,663
The Trusts shares held
   Class A............................................          --      603,746     18,903,960        102,834      352,111
   Class B............................................     124,308           --             --             --           --

                                                         MULTIMANAGER   MULTIMANAGER
                                                       SMALL CAP VALUE* TECHNOLOGY*
                                                       ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value....    $3,020,556     $1,947,242
Receivable for The Trusts shares sold.................           142             30
Receivable for policy-related transactions............            --             --
                                                          ----------     ----------
   Total assets.......................................     3,020,698      1,947,272
                                                          ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased...............            --             --
Payable for policy-related transactions...............           107             30
Accrued expenses......................................         1,498            944
                                                          ----------     ----------
   Total liabilities..................................         1,605            974
                                                          ----------     ----------
NET ASSETS............................................    $3,019,093     $1,946,298
                                                          ==========     ==========

NET ASSETS:
Accumulation Units....................................    $3,019,093     $1,946,289
Retained by AXA Equitable in Separate Account No. 301.            --              9
                                                          ----------     ----------
TOTAL NET ASSETS......................................    $3,019,093     $1,946,298
                                                          ==========     ==========

Investments in shares of The Trusts, at cost..........    $3,047,508     $1,781,669
The Trusts shares held
   Class A............................................            --             --
   Class B............................................       307,784        159,717

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011


The following tables provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                        CONTRACT CHARGES**   SHARE CLASS* UNIT VALUE UNITS OUTSTANDING (000'S)
                                        ------------------ -------------- ---------- -------------------------
AXA MODERATE ALLOCATION+...............        0.59%             A         $122.84              227
EQ/CAPITAL GUARDIAN RESEARCH...........        0.59%             B         $  9.10              113
EQ/COMMON STOCK INDEX+.................        0.59%             A         $184.58              191
EQ/EQUITY 500 INDEX....................        0.59%             B         $  9.29              651
EQ/INTERMEDIATE GOVERNMENT BOND INDEX+.        0.59%             A         $ 80.03               65
EQ/INTERNATIONAL EQUITY INDEX+.........        0.59%             A         $ 15.55              248
EQ/INTERNATIONAL VALUE PLUS............        0.59%             B         $ 12.37               81
EQ/LARGE CAP GROWTH PLUS...............        0.59%             B         $ 12.31              161
EQ/LARGE CAP VALUE PLUS................        0.59%             A         $  6.87              839
EQ/MONEY MARKET+.......................        0.59%             A         $ 37.39              506
MULTIMANAGER AGGRESSIVE EQUITY+........        0.59%             A         $ 36.30               72
MULTIMANAGER MULTI-SECTOR BOND+........        0.59%             A         $ 35.07               39
MULTIMANAGER SMALL CAP VALUE...........        0.59%             B         $ 15.86              190
MULTIMANAGER TECHNOLOGY................        0.59%             B         $ 14.22              137

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in as further described in Note 5 of these financial statements.
** Contract charges reflect the estimated annual rate of charges applicable to unit values and includes charges related to mortality and other risk charges and other operating expenses related to the Variable Investment Options. See
   Note 7 to the financial statements for the actual expense ratios applicable to the units. The contract charge is subject to change.
+ This Variable Investment Option is subject to a maximum expense limitation (See Note 6).

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                          EQ/CAPITAL
                                                             AXA MODERATE  GUARDIAN  EQ/COMMON STOCK EQ/EQUITY 500
                                                             ALLOCATION*  RESEARCH*      INDEX*         INDEX*
                                                             ------------ ---------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts................................ $   509,869   $  7,577     $ 555,474      $ 92,327
  Expenses:
   Less: Asset-based charges and direct operating expenses..     122,940      3,603       179,028        28,843
   Add: Reduction for expense limitation....................          --         --            --            --
   Add: Fee Waiver..........................................          --         --       (11,011)           --
                                                             -----------   --------     ---------      --------
   Net Expenses.............................................     122,940      3,603       168,017        28,843
                                                             -----------   --------     ---------      --------

NET INVESTMENT INCOME (LOSS)................................     386,929      3,974       387,457        63,484
                                                             -----------   --------     ---------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments......................    (530,012)   (25,083)       81,028       (87,327)
   Realized gain distribution from The Trusts...............     694,316         --            --            --
                                                             -----------   --------     ---------      --------
  Net realized gain (loss)..................................     164,304    (25,083)       81,028       (87,327)
                                                             -----------   --------     ---------      --------

  Change in unrealized appreciation (depreciation) of
   investments..............................................  (1,236,804)    60,280      (314,973)      116,314
                                                             -----------   --------     ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS................................................  (1,072,500)    35,197      (233,945)       28,987
                                                             -----------   --------     ---------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $  (685,571)  $ 39,171     $ 153,512      $ 92,471
                                                             ===========   ========     =========      ========

                                                             EQ/INTERMEDIATE
                                                             GOVERNMENT BOND EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                 INDEX*       EQUITY INDEX*     VALUE PLUS*
                                                             --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts................................    $ 33,475        $ 134,751        $  23,294
  Expenses:
   Less: Asset-based charges and direct operating expenses..      23,494           20,741            5,229
   Add: Reduction for expense limitation....................      (2,711)              --               --
   Add: Fee Waiver..........................................     (11,570)         (11,326)              --
                                                                --------        ---------        ---------
   Net Expenses.............................................       9,213            9,415            5,229
                                                                --------        ---------        ---------

NET INVESTMENT INCOME (LOSS)................................      24,262          125,336           18,065
                                                                --------        ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments......................       9,213          148,318          (69,520)
   Realized gain distribution from The Trusts...............          --               --               --
                                                                --------        ---------        ---------
  Net realized gain (loss)..................................       9,213          148,318          (69,520)
                                                                --------        ---------        ---------

  Change in unrealized appreciation (depreciation) of
   investments..............................................     239,204         (832,790)        (146,148)
                                                                --------        ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS................................................     248,417         (684,472)        (215,668)
                                                                --------        ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $272,679        $(559,136)       $(197,603)
                                                                ========        =========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                        MULTIMANAGER MULTIMANAGER
                                                             EQ/LARGE CAP EQ/LARGE CAP                   AGGRESSIVE  MULTI-SECTOR
                                                             GROWTH PLUS* VALUE PLUS*  EQ/MONEY MARKET*   EQUITY*       BOND*
                                                             ------------ ------------ ---------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts................................  $   8,459    $  84,132       $  2,106      $   4,700     $ 56,509
  Expenses:
   Less: Asset-based charges and direct operating expenses..      9,986       30,099         53,521         11,670        5,111
   Add: Reduction for expense limitation....................         --           --             --             --           --
   Add: Fee Waiver..........................................         --      (14,708)       (16,668)            --           --
                                                              ---------    ---------       --------      ---------     --------
   Net Expenses.............................................      9,986       15,391         36,853         11,670        5,111
                                                              ---------    ---------       --------      ---------     --------

NET INVESTMENT INCOME (LOSS)................................     (1,527)      68,741        (34,747)        (6,970)      51,398
                                                              ---------    ---------       --------      ---------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments......................     21,454     (386,416)         3,630         41,385      (79,705)
   Realized gain distribution from The Trusts...............         --           --             --             --           --
                                                              ---------    ---------       --------      ---------     --------
  Net realized gain (loss)..................................     21,454     (386,416)         3,630         41,385      (79,705)
                                                              ---------    ---------       --------      ---------     --------

  Change in unrealized appreciation (depreciation) of
   investments..............................................   (111,286)      21,607         (5,818)      (218,780)      97,626
                                                              ---------    ---------       --------      ---------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS................................................    (89,832)    (364,809)        (2,188)      (177,395)      17,921
                                                              ---------    ---------       --------      ---------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ (91,359)   $(296,068)      $(36,935)     $(184,365)    $ 69,319
                                                              =========    =========       ========      =========     ========

                                                               MULTIMANAGER   MULTIMANAGER
                                                             SMALL CAP VALUE* TECHNOLOGY*
                                                             ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts................................    $   2,296      $      --
  Expenses:
   Less: Asset-based charges and direct operating expenses..       16,259          7,243
   Add: Reduction for expense limitation....................           --             --
   Add: Fee Waiver..........................................           --             --
                                                                ---------      ---------
   Net Expenses.............................................       16,259          7,243
                                                                ---------      ---------

NET INVESTMENT INCOME (LOSS)................................      (13,963)        (7,243)
                                                                ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments......................      310,798         (4,088)
   Realized gain distribution from The Trusts...............           --             --
                                                                ---------      ---------
  Net realized gain (loss)..................................      310,798         (4,088)
                                                                ---------      ---------

  Change in unrealized appreciation (depreciation) of
   investments..............................................     (656,814)       (94,337)
                                                                ---------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS................................................     (346,016)       (98,425)
                                                                ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $(359,979)     $(105,668)
                                                                =========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31

                                                                                  AXA MODERATE         EQ/CAPITAL GUARDIAN
                                                                                   ALLOCATION*              RESEARCH*
                                                                            ------------------------  --------------------
                                                                                2011         2010        2011       2010
                                                                            -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   386,929  $   534,189  $    3,974  $  4,353
  Net realized gain (loss) on investments..................................     164,304      273,534     (25,083)  (43,428)
  Change in unrealized appreciation (depreciation) of investments..........  (1,236,804)   1,873,844      60,280   153,730
                                                                            -----------  -----------  ----------  --------
  Net Increase (decrease) in net assets from operations....................    (685,571)   2,681,567      39,171   114,655
                                                                            -----------  -----------  ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   2,040,849    1,007,095     131,923    87,445
   Transfers between funds including guaranteed interest account, net......    (656,129)    (309,076)         68    35,025
   Transfers for contract benefits and terminations........................  (2,601,163)  (2,252,024)    (59,078)  (45,596)
   Contract maintenance charges............................................      (6,209)     (74,411)       (929)      (34)
                                                                            -----------  -----------  ----------  --------

  Net increase (decrease) in net assets from contractowners transactions...  (1,222,652)  (1,628,416)     71,984    76,840
                                                                            -----------  -----------  ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................      15,001           --          --        --
                                                                            -----------  -----------  ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................  (1,893,222)   1,053,151     111,155   191,495
NET ASSETS -- BEGINNING OF PERIOD..........................................  29,828,942   28,775,791     914,141   722,646
                                                                            -----------  -----------  ----------  --------

NET ASSETS -- END OF PERIOD................................................ $27,935,720  $29,828,942  $1,025,296  $914,141
                                                                            ===========  ===========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          21           11          --        --
  Redeemed.................................................................         (31)         (25)         --        --
                                                                            -----------  -----------  ----------  --------
  Net Increase (Decrease)..................................................         (10)         (14)         --        --
                                                                            ===========  ===========  ==========  ========

UNIT ACTIVITY CLASS B
  Issued...................................................................          --           --          24        23
  Redeemed.................................................................          --           --         (15)      (14)
                                                                            -----------  -----------  ----------  --------
  Net Increase (Decrease)..................................................          --           --           9         9
                                                                            ===========  ===========  ==========  ========

                                                                             EQ/COMMON STOCK INDEX*    EQ/EQUITY 500 INDEX*
                                                                            ------------------------  ----------------------
                                                                                2011         2010        2011        2010
                                                                            -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   387,457  $   555,264  $   63,484  $   59,100
  Net realized gain (loss) on investments..................................      81,028     (430,763)    (87,327)   (158,633)
  Change in unrealized appreciation (depreciation) of investments..........    (314,973)   5,407,062     116,314     871,313
                                                                            -----------  -----------  ----------  ----------
  Net Increase (decrease) in net assets from operations....................     153,512    5,531,563      92,471     771,780
                                                                            -----------  -----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     949,144    1,386,369     294,078     511,567
   Transfers between funds including guaranteed interest account, net......  (1,458,116)    (542,952)   (551,542)     65,456
   Transfers for contract benefits and terminations........................  (3,053,978)  (4,414,788)   (329,780)   (500,058)
   Contract maintenance charges............................................      (9,682)     (28,043)       (965)       (694)
                                                                            -----------  -----------  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions...  (3,572,632)  (3,599,414)   (588,209)     76,271
                                                                            -----------  -----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................      14,999           --          --          --
                                                                            -----------  -----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (3,404,121)   1,932,149    (495,738)    848,051
NET ASSETS -- BEGINNING OF PERIOD..........................................  38,693,085   36,760,936   6,541,816   5,693,765
                                                                            -----------  -----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $35,288,964  $38,693,085  $6,046,078  $6,541,816
                                                                            ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           8           12          --          --
  Redeemed.................................................................         (27)         (34)         --          --
                                                                            -----------  -----------  ----------  ----------
  Net Increase (Decrease)..................................................         (19)         (22)         --          --
                                                                            ===========  ===========  ==========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................          --           --          38         138
  Redeemed.................................................................          --           --         (99)       (132)
                                                                            -----------  -----------  ----------  ----------
  Net Increase (Decrease)..................................................          --           --         (61)          6
                                                                            ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31


                                                                                EQ/INTERMEDIATE
                                                                                  GOVERNMENT           EQ/INTERNATIONAL
                                                                                  BOND INDEX*            EQUITY INDEX*
                                                                            ----------------------  ----------------------
                                                                               2011        2010        2011        2010
                                                                            ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   24,262  $   64,473  $  125,336  $   97,551
  Net realized gain (loss) on investments..................................      9,213      (5,275)    148,318     424,505
  Change in unrealized appreciation (depreciation) of investments..........    239,204     159,148    (832,790)   (319,435)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations....................    272,679     218,346    (559,136)    202,621
                                                                            ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    151,083     271,932     223,449     260,764
   Transfers between funds including guaranteed interest account, net......   (171,740)    423,280     (58,443)     49,793
   Transfers for contract benefits and terminations........................   (477,095)   (741,363)   (530,279)   (406,703)
   Contract maintenance charges............................................     (1,660)     (1,555)      2,081       2,005
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions...   (499,412)    (47,706)   (363,192)    (94,141)
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................     (8,058)         --      (7,433)         --
                                                                            ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (234,791)    170,640    (929,761)    108,480
NET ASSETS -- BEGINNING OF PERIOD..........................................  5,434,074   5,263,434   4,779,731   4,671,251
                                                                            ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $5,199,283  $5,434,074  $3,849,970  $4,779,731
                                                                            ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          6          13          29         120
  Redeemed.................................................................        (12)        (14)        (50)       (127)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         (6)         (1)        (21)          7
                                                                            ==========  ==========  ==========  ==========
UNIT ACTIVITY CLASS B
  Issued...................................................................         --          --          --          --
  Redeemed.................................................................         --          --          --          --
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         --          --          --          --
                                                                            ==========  ==========  ==========  ==========

                                                                               EQ/INTERNATIONAL          EQ/LARGE CAP
                                                                                  VALUE PLUS*            GROWTH PLUS*
                                                                            ----------------------  ----------------------
                                                                               2011        2010        2011        2010
                                                                            ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   18,065  $    3,409  $   (1,527) $     (747)
  Net realized gain (loss) on investments..................................    (69,520)   (192,307)     21,454     (56,054)
  Change in unrealized appreciation (depreciation) of investments..........   (146,148)    223,558    (111,286)    313,152
                                                                            ----------  ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations....................   (197,603)     34,660     (91,359)    256,351
                                                                            ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     94,860     188,506     192,106     176,292
   Transfers between funds including guaranteed interest account, net......    (57,952)   (430,518)   (134,003)     46,238
   Transfers for contract benefits and terminations........................   (136,951)   (262,729)   (172,140)   (126,644)
   Contract maintenance charges............................................       (904)       (385)       (977)       (622)
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions...   (100,947)   (505,126)   (115,014)     95,264
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................         --          --          --          --
                                                                            ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (298,550)   (470,466)   (206,373)    351,615
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,297,337   1,767,803   2,189,567   1,837,952
                                                                            ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $  998,787  $1,297,337  $1,983,194  $2,189,567
                                                                            ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --          --          --          --
  Redeemed.................................................................         --          --          --          --
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         --          --          --          --
                                                                            ==========  ==========  ==========  ==========
UNIT ACTIVITY CLASS B
  Issued...................................................................         30          16          19          41
  Redeemed.................................................................        (37)        (55)        (29)        (33)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         (7)        (39)        (10)          8
                                                                            ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31


                                                                                 EQ/LARGE CAP
                                                                                  VALUE PLUS*           EQ/MONEY MARKET*
                                                                            ----------------------  ------------------------
                                                                               2011        2010         2011         2010
                                                                            ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   68,741  $   34,084  $   (34,747) $   (69,861)
  Net realized gain (loss) on investments..................................   (386,416)   (756,828)       3,630        4,930
  Change in unrealized appreciation (depreciation) of investments..........     21,607   1,383,153       (5,818)      (3,047)
                                                                            ----------  ----------  -----------  -----------
  Net Increase (decrease) in net assets from operations....................   (296,068)    660,409      (36,935)     (67,978)
                                                                            ----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    388,627     350,251    2,993,596    2,983,647
   Transfers between funds including guaranteed interest account, net......   (123,202)   (299,042)   2,472,492     (154,820)
   Transfers for contract benefits and terminations........................   (455,981)   (540,434)  (4,746,776)  (5,828,724)
   Contract maintenance charges............................................     (1,007)     (5,990)     (16,084)     (16,760)
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions...   (191,563)   (495,215)     703,228   (3,016,657)
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................    (13,855)         --        3,000           --
                                                                            ----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (501,486)    165,194      669,293   (3,084,635)
NET ASSETS -- BEGINNING OF PERIOD..........................................  6,265,521   6,100,327   18,235,081   21,319,716
                                                                            ----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $5,764,035  $6,265,521  $18,904,374  $18,235,081
                                                                            ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         87         103          245          214
  Redeemed.................................................................       (112)       (182)        (226)        (294)
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................        (25)        (79)          19          (80)
                                                                            ==========  ==========  ===========  ===========

                                                                                 MULTIMANAGER            MULTIMANAGER
                                                                              AGGRESSIVE EQUITY*      MULTI-SECTOR BOND*
                                                                            ----------------------  ----------------------
                                                                               2011        2010        2011        2010
                                                                            ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (6,970) $   20,844  $   51,398  $   38,102
  Net realized gain (loss) on investments..................................     41,385     (20,711)    (79,705)   (100,818)
  Change in unrealized appreciation (depreciation) of investments..........   (218,780)    456,133      97,626     143,018
                                                                            ----------  ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations....................   (184,365)    456,266      69,319      80,302
                                                                            ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    135,958     131,113      90,698     122,571
   Transfers between funds including guaranteed interest account, net......    (70,090)     (9,615)   (190,112)    247,806
   Transfers for contract benefits and terminations........................   (266,384)   (287,259)   (107,584)    (76,026)
   Contract maintenance charges............................................     (1,261)     (1,330)       (616)       (792)
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions...   (201,777)   (167,091)   (207,614)    293,559
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................      2,500          --         646          --
                                                                            ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (383,642)    289,175    (137,649)    373,861
NET ASSETS -- BEGINNING OF PERIOD..........................................  3,015,145   2,725,970   1,518,684   1,144,823
                                                                            ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $2,631,503  $3,015,145  $1,381,035  $1,518,684
                                                                            ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          9           8           7          22
  Redeemed.................................................................        (15)        (13)        (13)        (13)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         (6)         (5)         (6)          9
                                                                            ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2011

                                                                              MULTIMANAGER SMALL         MULTIMANAGER
                                                                                  CAP VALUE*              TECHNOLOGY*
                                                                            ----------------------  ----------------------
                                                                               2011        2010        2011        2010
                                                                            ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  (13,963) $   (8,011) $   (7,243) $   (4,318)
  Net realized gain (loss) on investments..................................    310,798     315,948      (4,088)        699
  Change in unrealized appreciation (depreciation) of investments..........   (656,814)    295,004     (94,337)    294,341
                                                                            ----------  ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations....................   (359,979)    602,941    (105,668)    290,722
                                                                            ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    201,925     238,767     139,826     131,750
   Transfers between funds including guaranteed interest account, net......   (114,843)    728,465      49,559        (657)
   Transfers for contract benefits and terminations........................   (328,676)   (236,731)   (178,667)   (114,472)
   Contract maintenance charges............................................     (1,682)       (513)         43         (69)
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions...   (243,276)    729,988      10,761      16,552
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 301.........................................................         35          --          --          --
                                                                            ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (603,220)  1,332,929     (94,907)    307,274
NET ASSETS -- BEGINNING OF PERIOD..........................................  3,622,313   2,289,384   2,041,205   1,733,931
                                                                            ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $3,019,093  $3,622,313  $1,946,298  $2,041,205
                                                                            ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................         65         123          26          38
  Redeemed.................................................................        (82)        (78)        (25)        (38)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................        (17)         45           1          --
                                                                            ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 301 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT") or AXA Premier VIP Trust ("VIP") (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AXA PREMIER VIP TRUST *
 .   AXA Moderate Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     EQ ADVISORS TRUST *
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Equity 500 Index
 .   EQ/lntermediate Government Bond Index
 .   EQ/International Equity Index/(2)/
 .   EQ/International Value PLUS/(1)/
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value PLUS
 .   EQ/Money Market

   ----------
  (1)Formerly known as EQ/BlackRock International Value
  (2)Formerly known as EQ/AllianceBernstein International
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits under certain group annuity Contracts and certificates ("Contracts") in connection with individual retirement annuities and tax-sheltered annuity arrangements.

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of The Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)

   those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The reported net asset value is determined by The Trust using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Due To and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed rate account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed rate account of AXA Equitable's General Account. Transfers between Variable Investment Options including the guaranteed rate account, net, represent amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed rate account. The net assets of any Variable Investment Option may not be less than the aggregate of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1 and level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                       PURCHASES    SALES
                                       ---------- ----------
AXA Moderate Allocation............... $3,305,586 $3,439,788
EQ/Capital Guardian Research..........    227,956    151,689
EQ/Common Stock Index.................  1,948,686  5,120,259
EQ/Equity 500 Index...................    364,830    888,877
EQ/Intermediate Government Bond Index.    463,736    946,918
EQ/International Equity Index.........    552,083    798,264
EQ/International Value PLUS...........    452,049    535,212
EQ/Large Cap Growth PLUS..............    247,769    364,138
EQ/Large Cap Value PLUS...............    712,762    850,291
EQ/Money Market.......................  7,539,657  6,914,913
Multimanager Aggressive Equity........    317,195    522,459
Multimanger Multi-Sector Bond.........    277,649    433,081
Multimanager Small Cap Value..........  1,122,062  1,379,004
Multimanager Technology...............    386,674    382,825

5. Expenses and Related Party Transactions

   The assets of each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized into two types. Both types are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans"). The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B shares. Under arrangements approved by The Trusts' Board of Trustees, the 12 b-1 fee currently is limited to 0.25% of the average daily net assets. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of The Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the investment options. Effective January 1, 2012, Class A units of the Variable Investment Option will be charged a 12b-1 fee.

   AXA Equitable and their affiliates serve as investment manager of the Portfolios of The Trusts and as such receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining or discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of The Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.13% to a high of 1.14% of the average daily net assets of the Portfolios of The Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors LLC, ("AXA Advisors"), an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein"), serves as an investment advisor for the EQ/Common Stock Index and EQ/Equity 500 Index, EQ/International Equity Index as well as a portion of EQ/Large Cap Value PLUS, and Multimanager Aggressive Equity. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)


   AXA Advisors is the distributor and principal underwriter of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

6. Contractowner Charges

   The following charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. The charges are reflected as "Asset-based Charges" in the Statement of Operations:

 . Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Variable Investment Option.

 . Direct operating expenses are paid to cover expenses attributable to the operations of each Variable Investment Option. Direct operating expenses include charges for auditing, printing and mailing expenses.

   Under the Contracts, AXA Equitable reimburses the EQ/Money Market, EQ/Common Stock Index, EQ/lntermediate Government Bond Index, and AXA Moderate Allocation Variable Investment Options for the excess of the aggregate expense charges of each Variable Investment Option (including investment advisory fees and certain other Trust expenses attributable to assets of each Variable Investment Option invested in a Portfolio of The Trust and the asset-based charges of the Variable Investment Option, as described above) which during any calendar year exceed 1.5% of the average daily net assets for EQ/Common Stock Index, EQ/lntermediate Government Bond Index, and AXA Moderate Allocation, and 1.0% for EQ/Money Market. In addition, AXA Equitable voluntarily reimburses Multimanager Multi-Sector Bond, Multimanager Aggressive Equity, and EQ/International Equity Index for aggregate expenses charges (as described above) in excess of 1.5% of each Variable Investment Option's average daily net assets. The voluntary expense limitation may be discontinued by AXA Equitable at its discretion. The above expense reimbursement is disclosed in the Statements of Operations as Reduction for expense limitation.

   If the annual amount of management fees applicable to the EQ/Money Market Portfolio and the EQ/lntermediate Government Bond Index Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, AXA Equitable will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1,1987 and cannot be changed without the consent of those Participants. AXA Equitable has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time. Any such reimbursements are reflected in the net unit value of the Variable Investment Option and are included in the Statements of Operations as a Reduction for expense limitation.

   A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to AXA Equitable in payment of the participant's service charge which will not exceed $30 per year.

   The following are deducted at the time of transaction from the amounts being transacted:

   SEP and SIMPLE enrollment -- $25 fee upon enrollment collected either from the employer, or deducted from the first contribution.

   Annuity administrative charge -- if an annuity option is elected, a $350 charge is deducted from the amount used to purchase the annuity. This charge may be higher depending on the annuity purchase rate.

   Taxes -- a charge designed to approximate certain taxes that may be imposed and deducted from the amount applied to provide an annuity payout option.

   Withdrawal charge (where applicable) -- 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from Guaranteed Rate Account before the account's maturity. There are exceptions to withdrawal charge. Charge deducted at time of transfer.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Accumulation Unit Values


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (including administrative charges and direct operating expenses) exclude the effect of expenses of the underlying fund Portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                      2011      2010     2009      2008      2007
                                                    -------   -------  -------   -------   -------
AXA MODERATE ALLOCATION
Unit value, end of period.......................... $122.84   $126.01  $114.93   $ 98.02   $129.96
Net Assets (000's)................................. $27,933   $29,829  $28,776   $26,086   $37,171
Number of units outstanding, end of year (000's)...     227       237      250       266       286
Expense Ratio (net)*...............................    0.42%     0.51%    0.04%     0.40%     0.45%
Total Return**.....................................   (2.52)%    9.64%   17.25%   (24.58)%    5.95%
EQ/CAPITAL GUARDIAN RESEARCH (B) (D)
Unit value, end of period.......................... $  9.10   $  8.79  $  7.61   $  5.80   $  9.64
Net Assets (000's)................................. $ 1,025   $   914  $   723   $   542   $   726
Number of units outstanding, end of year (000's)...     113       104       95        93        75
Expense Ratio (net)*...............................    0.37%     0.25%    0.25%     0.25%     0.20%
Total Return**.....................................    3.53%    15.51%   31.21%   (39.83)%   (3.60)%
EQ/COMMON STOCK INDEX
Unit value, end of period.......................... $184.58   $183.92  $158.29   $123.10   $220.41
Net Assets (000's)................................. $35,283   $38,693  $36,761   $30,679   $62,612
Number of units outstanding, end of period (000's).     191       210      232       250       284
Expense Ratio (net)*...............................    0.45%       --     0.01%     0.57%     0.59%
Total Return**.....................................    0.36%    16.19%   28.59%   (44.15)%    3.19%
EQ/EQUITY 500 INDEX
Unit value, end of period.......................... $  9.29   $  9.19  $  8.07   $  6.44   $ 10.32
Net Assets (000's)................................. $ 6,046   $ 6,542  $ 5,694   $ 4,154   $ 7,294
Number of units outstanding, end of year (000's)...     651       712      706       645       707
Expense Ratio (net)*...............................    0.47%     0.45%    0.45%     0.45%     0.45%
Total Return**.....................................    1.09%    13.88%   25.31%   (37.60)%    4.45%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
Unit value, end of period.......................... $ 80.03   $ 76.06  $ 72.98   $ 74.77   $ 72.22
Net Assets (000's)................................. $ 5,198   $ 5,434  $ 5,263   $ 5,965   $ 5,089
Number of units outstanding, end of period (000's).      65        71       72        80        70
Expense Ratio (net)*...............................    0.17%     0.27%    0.53%     0.08%     0.02%
Total Return**.....................................    6.10%     4.22%   (2.39)%    3.53%     7.26%
EQ/INTERNATIONAL EQUITY INDEX
Unit value, end of period.......................... $ 15.55   $ 17.74  $ 16.88   $ 13.32   $ 27.09
Net Assets (000's)................................. $ 3,849   $ 4,780  $ 4,671   $ 4,066   $ 9,035
Number of units outstanding, end of period (000's).     248       269      277       305       333
Expense Ratio (net)*...............................    0.21%     0.40%    0.57%     0.47%     0.48%
Total Return**.....................................  (12.30)%    5.09%   26.73%   (50.83)%   11.39%
EQ/INTERNATIONAL VALUE PLUS
Unit value, end of period.......................... $ 12.37   $ 14.83  $ 14.04   $ 10.83   $ 19.09
Net Assets (000's)................................. $   999   $ 1,297  $ 1,768   $ 1,225   $ 2,329
Number of units outstanding, end of year (000's)...      81        88      126       113       122
Expense Ratio (net)*...............................    0.44%     0.45%    0.45%     0.45%     0.45%
Total Return**.....................................  (16.59)%    5.63%   29.64%   (43.27)%    9.71%

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------
                                                      2011      2010      2009      2008      2007
                                                    -------   -------   -------   -------   -------
EQ/LARGE CAP GROWTH PLUS
Unit value, end of period.......................... $ 12.31   $ 12.83   $ 11.26   $  8.39   $ 13.64
Net Assets (000's)................................. $ 1,983   $ 2,190   $ 1,838   $ 1,362   $ 2,060
Number of units outstanding, end of year (000's)...     161       171       163       162       151
Expense Ratio (net)*...............................    0.47%     0.45%     0.45%     0.45%     0.44%
Total Return**.....................................   (4.05)%   13.94%    34.21%   (38.49)%   15.11%
EQ/LARGE CAP VALUE PLUS (A) (C)
Unit value, end of period.......................... $  6.87   $  7.25   $  6.47   $  5.39   $  9.50
Net Assets (000's)................................. $ 5,764   $ 6,266   $ 6,100   $ 5,062   $ 9,868
Number of units outstanding, end of period (000's).     839       864       943       939     1,039
Expense Ratio (net)*...............................    0.25%     0.81%     0.60%     0.42%     0.45%
Total Return**.....................................   (4.58)%   12.06%    20.04%   (43.26)%   (5.70)%
EQ/MONEY MARKET
Unit value, end of period.......................... $ 37.39   $ 37.46   $ 37.57   $ 37.58   $ 36.82
Net Assets (000's)................................. $18,903   $18,235   $21,320   $25,864   $20,785
Number of units outstanding, end of year (000's)...     506       487       567       688       564
Expense Ratio (net)*...............................    0.20%     0.44%     0.30%     0.29%     0.51%
Total Return**.....................................   (0.19)%   (0.29)%   (0.03)%    2.06%     4.45%
MULTIMANAGER AGGRESSIVE EQUITY
Unit value, end of period.......................... $ 36.30   $ 38.78   $ 32.92   $ 23.97   $ 45.08
Net Assets (000's)................................. $ 2,630   $ 3,015   $ 2,726   $ 2,054   $ 3,908
Number of units outstanding, end of period (000's).      72        78        83        86        87
Expense Ratio (net)*...............................    0.40%     0.13%       --      0.46%     0.65%
Total Return**.....................................   (6.40)%   17.80%    37.34%   (46.83)%   11.01%
MULTIMANAGER MULTI-SECTOR BOND
Unit value, end of period.......................... $ 35.07   $ 33.41   $ 31.38   $ 28.71   $ 37.62
Net Assets (000's)................................. $ 1,381   $ 1,519   $ 1,145   $ 1,044   $ 1,435
Number of units outstanding, end of period (000's).      39        45        36        36        38
Expense Ratio (net)*...............................    0.35%     0.36%     0.59%     0.52%     0.61%
Total Return**.....................................    4.97%     6.47%     9.30%   (23.68)%    2.81%
MULTIMANAGER SMALL CAP VALUE
Unit value, end of period.......................... $ 15.86   $ 17.52   $ 14.13   $ 11.23   $ 18.15
Net Assets (000's)................................. $ 3,019   $ 3,622   $ 2,289   $ 1,667   $ 2,497
Number of units outstanding, end of period (000's).     190       207       162       148       138
Expense Ratio (net)*...............................    0.47%     0.45%     0.45%     0.45%     0.45%
Total Return**.....................................   (9.47)%   23.99%    25.82%   (38.13)%  (10.28)%
MULTIMANAGER TECHNOLOGY
Unit value, end of period.......................... $ 14.22   $ 15.00   $ 12.77   $  8.08   $ 15.31
Net Assets (000's)................................. $ 1,946   $ 2,041   $ 1,734   $ 1,029   $ 1,719
Number of units outstanding, end of year (000's)...     137       136       136       127       112
Expense Ratio (net)*...............................    0.35%     0.25%     0.25%     0.25%     0.25%
Total Return**.....................................   (5.20)%   17.46%    58.04%   (47.22)%   17.95%

   ----------
  (a)Units were made available for sale August 17, 2007.
  (b)Units were made available for sale July 6, 2007.
  (c)A substitution of EQ/Large Cap Value PLUS was made for EQ/Alliance Growth and Income on August 17, 2007.
  (d)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S.Equity on July 6, 2007.
  * Expense ratio is shown net of reimbursements and waivers and does not include the expenses of the Trusts.
  ** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Investment Income ratio


   Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Variable Investment Option invests.

                                                YEARS ENDED DECEMBER 31
                                             -----------------------------
                                             2011  2010  2009  2008  2007
                                             ----- ----- ----- ----- -----
      AXA Moderate Allocation............... 1.75% 2.36% 1.65% 3.66% 3.40%
      EQ/Capital Guardian Research.......... 0.77% 2.57% 2.66% 2.83% 1.49%
      EQ/Common Stock Index................. 1.48% 0.71% 2.28% 2.30% 1.94%
      EQ/Equity 500 Index................... 1.50% 0.80% 1.17% 1.07% 0.99%
      EQ/Intermediate Government Bond Index. 0.63% 1.52% 2.05% 1.76% 1.20%
      EQ/International Equity Index......... 2.98% 1.47% 2.09% 1.72% 1.50%
      EQ/International Value PLUS........... 1.97% 1.46% 1.25% 3.57% 4.54%
      EQ/Large Cap Growth PLUS.............. 0.39% 0.41% 1.35% 0.12% 0.42%
      EQ/Large Cap Value PLUS............... 1.38% 1.37% 2.65% 3.04% 1.58%
      EQ/Money Market....................... 0.01% 0.09% 0.25% 2.28% 4.87%
      Multimanager Aggressive Equity........ 0.16% 0.88% 0.39% 0.52% 0.10%
      Multimanager Multi-Sector Bond........ 3.85% 3.12% 4.91% 9.97% 7.83%
      Multimanager Small Cap Value.......... 0.07% 0.17% 1.10% 0.26% 0.30%
      Multimanager Technology...............    --    --    --    --    --

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 301 are included in the Statement of Additional Information.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1.     (a)    Resolutions of the Board of Directors of The Equitable
                       Life Assurance Society of the United States
                       ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration
                       Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.

         2.     Not applicable.

         3.     (a)    Amended and Restated Participation Agreement among EQ
                       Advisors Trust, AXA Equitable Life Insurance Company
                       ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's
                       Trust Registration Statement on Form N-1A (File No.
                       333-17217 and 811-07953), filed on February 7,2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii)Amendment No. 2, dated July 9,2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

               (a)(iii)Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1,2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29, 2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15, 2010, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated [July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7, 2011, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1, 2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (c) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                (c)(i) First Amendment dated as of January 1, 2003 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (c)(ii)Second Amendment dated as of January 1, 2004 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

               (c)(iii)Third Amendment dated as of July 19, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (c)(iv)Fourth Amendment dated as of November 1, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (c)(v) Fifth Amendment dated as of November 1, 2006, to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (c)(vi)Sixth Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (c)(vii)Seventh Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070, to Exhibit 3(r), filed on April 20, 2009.

              (c)(viii)Eighth Amendment dated as of November 1, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on
                       April 20, 2009.

                (c)(ix)Ninth Amendment dated as of November 1, 2011 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (d) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement (File
                       No. 2-74667) on April 4, 1995.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC) Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

         4.     (a)(1) Form of group variable annuity contract, as amended
                       (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b)(1) Form of group variable annuity certificate, as amended
                       (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,178 to group variable annuity
                       certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c)(1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,188 to group variable annuity
                       certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d)(1) Form of group variable annuity contract, as amended
                       (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                   (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e)(1) Form of group variable annuity certificate, as amended
                       (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 96,100 to group variable annuity
                       certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                   (3) Rider No. PF 10,001 to group variable annuity
                       certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (g) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract
                       No. 301-10,000-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (h) Form of Individual Retirement Annuity Contract under The Equitable Life Assurance Society of the United States regarding the Flexible Premium Variable Deferred Annuity Contract, No.301-10,000-2002 (FL), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (i) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract,
                       No. 301-10,000-2002 (NC), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (j) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract,
                       No. 301-10,000-2002 (MA), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (k) Form of Group Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company,
                       No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (l) Simple IRA Rider to Group Individual Retirement Annuity Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (m) Roth IRA Rider to Group Individual Retirement Annuity Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

         5.     (a)    Form of application for group variable annuity contract,
                       as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on
                       April 15, 1988, refiled electronically on August 3, 1998.

                (c) 300+ Series IRA Enrollment Form, previously filed with this Registration Statement No. 2-74667 on April 24, 2009.

         6.     (a)    Restated Charter of AXA Equitable, as amended August 31,
                       2010, incorporated herein by reference to Registration
                       Statement on Form N-4 (File No. 333-05593) on April 24,
                       2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         7.     Not applicable.

         8.     (a)    Agreement, dated as of March 15, 1985, between Integrity
                       Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration
                       Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1, 1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

          9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

         11.    Not applicable.

         12.    Not applicable.

         13.    Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

  NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
  BUSINESS ADDRESS                AXA EQUITABLE
  ----------------                -------------
  DIRECTORS

  Henri de Castries               Director
  AXA
  25, Avenue Matignon
  75008 Paris, France

  Denis Duverne                   Director
  AXA
  25, Avenue Matignon
  75008 Paris, France

  Charlynn Goins                  Director
  30 Beekman Place, Apt. 8A
  New York, NY 10022

  Danny L. Hale                   Director
  900 20th Avenue South
  Nashville, TN 37212

  Anthony J. Hamilton             Director
  AXA UK plc
  5 Old Broad Street
  London, England EC2N 1AD

  Peter S. Kraus                  Director
  AllianceBernstein Corporation
  1345 Avenue of the Americas
  New York, NY 10105

  Ramon de Oliveira               Director
  Investment Audit Practice, LLC
  70 South Fifth Street
  Park Ridge, NJ 07656

  Lorie A. Slutsky                Director
  The New York Community Trust
  909 Third Avenue
  New York, NY 10022

  Ezra Suleiman                   Director
  Princeton University
  Corwin Hall
  Princeton, NJ 08544

 Richard C. Vaughan                Director
 764 Lynnmore Lane
 Naples, FL 34108-7522

 OFFICER-DIRECTOR

 *Mark Pearson                     Director, Chairman of the Board and
                                   Chief Executive Officer

 *Andrew J. McMahon                Director and President

 OTHER OFFICERS

 *Andrea M. Nitzan                 Executive Vice President
                                   (acting Principal Accounting Officer)

 *Bertrand Poupart-Lafarge         Executive Vice President,
                                   Chief Investment Officer,
                                   Treasurer and interim Chief Financial
                                   Officer

 *Michael B. Healy                 Executive Vice President
                                   and Chief Information Officer

 *Salvatore Piazzolla              Senior Executive Vice President

 *Mary Fernald                     Senior Vice President and Chief
                                   Underwriting Officer

 *David Kam                        Senior Vice President and Actuary

 *Kevin E. Murray                  Executive Vice President

 *Anne M. Katcher                  Senior Vice President and Senior Actuary

 *Anthony F. Recine                Senior Vice President, Chief Compliance
                                   Officer and Deputy General Counsel

 *Karen Field Hazin                Vice President, Secretary and Associate
                                   General Counsel

 *Dave S. Hattem                   Senior Vice President and General Counsel

 *Michel Perrin                    Senior Vice President and Actuary

 *Naomi J. Weinstein               Vice President

 *Charles A. Marino                Executive Vice President and Chief
                                   Actuary

 *Nicholas B. Lane                 Senior Executive Vice President and
                                   President, Retirement Savings

 *David W. O'Leary                 Executive Vice President

 *Robert O. Wright, Jr.            Executive Vice President

 *Amy J. Radin                     Senior Executive Vice President and
                                   Chief Marketing Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 301 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The AXA Group Organizational Charts June 1st 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-178750) on Form N-4, filed December 23, 2011.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-05593) on Form N-4 filed April 24, 2012.

Item 27. Number of Contractowners

                 As of February 28, 2012 there were 3,227 participants in annuity contracts offered by the registrant all of which are non-qualified.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

                The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4    Indemnification of Directors, Officers and Employees.

                (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to
                          any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii)the related expenses of any such person in any of
                          said categories may be advanced by the Company.

                (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

                 The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit of such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for Separate Accounts 45, 49, 301, A, I and FP, EQ Advisors Trust and AXA Premier VIP Trust and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Andrew J. McMahon                 Director, Chairman of the Board and Chief
                                   Financial Protection & Wealth Management
                                   Officer

*Christine Nigro                   President and Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director, Vice Chairman of the Board and
                                   Chief Sales Officer

*Frank Massa                       Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Patricia Roy                      Chief Compliance Officer

*Maurya Keating                    Vice President and Chief Broker Dealer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AXA Equitable at: 500 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 27th day of April, 2012.

                                     SEPARATE ACCOUNT NO. 301 OF
                                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                                (Registrant)

                                     By:  AXA Equitable Life Insurance Company

                                     By:  /s/ Dodie Kent
                                          --------------------------------------
                                          Dodie Kent
                                          Vice President and Associate General
                                          Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 27th day of April, 2012.

                                AXA EQUITABLE LIFE INSURANCE COMPANY
                                             (Depositor)

                                By:  /s/ Dodie Kent
                                     -----------------------------------
                                     Dodie Kent
                                     Vice President and Associate General
                                     Counsel

       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Bertrand Poupart-Lafarge      Executive Vice President, Chief Investment
                               Officer, Treasurer and interim Chief Financial
                               Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Vice President (acting Principal
                               Accounting Officer)

*DIRECTORS:

Mark Pearson               Danny L. Hale             Ramon de Oliveira
Henri de Castries          Anthony J. Hamilton       Lorie A. Slutsky
Denis Duverne              Peter S. Kraus            Ezra Suleiman
Charlynn Goins             Andrew J. McMahon         Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 27, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------
    9        Opinion and Consent of Counsel                           EX-99.9

  10(a)      Consent of PricewaterhouseCoopers LLP                    EX-99.10a

  10(b)      Powers of Attorney                                       EX-99.10b